UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/27/2015

Item 1. Reports to Stockholders.

Semiannual Report 2/28/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Capital Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/27/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index	Russell 3000 Index	Reference Index
6-Month	1.05%	-4.76%	2.25%	5.98%	3.67%
1-Year	4.72	-1.30	5.05	14.12	8.36
5-Year	8.39	7.12	4.29	16.36	8.77
10-Year	2.58	1.98	4.82	8.30	6.63

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*February 27, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Consolidated Financial Statements. Index returns are calculated through February 28, 2015.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a total return of 1.05% during the reporting period. On a relative basis, the Fund underperformed its Reference Index, a customized weighted index comprised of 65% Barclays U.S. Aggregate Bond Index and 35% Russell 3000 Index, which returned 3.67%. Measured separately, the Barclays U.S. Aggregate Bond Index returned 2.25% and the Russell 3000 Index returned 5.98%. The Fund outperformed its peers in the Morningstar Conservative Allocation category, which returned 0.48% during the reporting period. The Fund generated positive absolute results in all three of its strategies: equity/equity-like, high grade fixed income and opportunistic. The high grade fixed income strategy produced the highest absolute returns followed by the equity/equity-like and opportunistic strategies.

The Fund’s Class A shares paid two dividends during the period: $0.0616 per share in September 2014 and $0.1216 per share in December 2014. The prior two dividends were $0.0615 per share paid in March 2014 and $0.0617 per share paid in June 2014. (The Fund’s Class A shares had an NAV of $9.95 per share on 2/27/15.) In addition, we believe that upside/downside capture ratios provide a good measure of the Fund’s downside protection. The upside capture ratio is the cumulative performance of the Fund in all up months divided by the cumulative performance of the index in those months. The downside capture ratio is the cumulative performance of the Fund in all down months divided by the cumulative performance of the index in those months. For the three-year period ended 2/27/15, the Fund’s upside capture was 96% of the Morningstar Conservative Allocation category peer group and its downside capture was 49%. This demonstrates that in up markets during the three-year period, the Fund captured 96% of the upside of its peers, while in down markets it captured just 49% of the downside. We believe these distributions, combined with our upside/downside capture ratios, are a testament to the Fund’s intelligent blending of multiple asset classes as well as its primary goals of price appreciation, downside risk mitigation and income.

We believe that periodic sharp declines in the equity markets over the last 15 months, including the selloffs in January, September/October and December of 2014, and again in January 2015, suggest that investors should remain mindful of risk. Structural flaws in Europe and Japan remain unresolved, certain emerging markets and many developed markets are stuck in low gear, portions of the Eurozone are on recession watch, continuing issues in Russia/Ukraine and the Middle East have caused spikes in geopolitical risk, and partisan dysfunction in Washington continues unabated. Highly accommodative central

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banks around the world, the Federal Reserve’s (the “Fed”) measured pace of tapering in 2014 and extremely low market volatility for the last several years have helped to mask structural weaknesses that remain unaddressed, in our opinion. The Fund’s multi-asset class approach offers the flexibility to navigate what we see as a dynamic, unpredictable and still challenging environment.

MARKET OVERVIEW

The Fed ended its purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) under the most recent quantitative easing (“QE”) program in October 2014. This program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low, but a primary benefit to investors has turned out to be its contribution to asset price inflation. As the end of the program approached, the market grew concerned about when and how quickly the Fed might raise interest rates. This led to a sharp decline in equities and a spike in volatility during September/October. In fact, the S&P 500 Index fell over 7% during this period as the Chicago Board Options Exchange Volatility Index jumped 118%.

Throughout the reporting period, the U.S. economy grew at a faster pace than any other developed economy, and the unemployment rate continued to fall. Growth in the rest of the world remained subdued. In the Eurozone, the European Central Bank (“ECB”) adopted a number of policies designed to address persistently slow growth and the risk of deflation. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies (“Abenomics”) with the Bank of Japan (“BoJ”) executing a massive QE program. However, the results in each region have not been particularly impressive. The Eurozone grew by 1.4% on an annualized basis in 2014 and Japan just emerged from its fourth recession in six years during the final quarter of 2014.

One of the biggest surprises in the reporting period was the sharp rise in the U.S. dollar starting in mid-2014 as the market began to anticipate the end of QE3 and the resulting divergence of monetary policy in various countries. At the same time, commodities began falling, in part because a rising dollar makes commodities priced in U.S. dollars more expensive to foreign buyers. Oil came under significant pressure, with West Texas Intermediate crude falling 45.9% in 2014. A combination of rising supply (principally from growing U.S. shale oil production), weak demand and a rising dollar put pressure on prices.

Due to the confluence of these factors, longer term U.S. Treasury rates swung fairly widely during the reporting period, with the 10-year Treasury yield ultimately falling 35 basis points to end the period at 1.99%. This drop in rates helped U.S. Treasuries generate positive total returns. In contrast, investment-grade corporate bonds

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experienced a more challenging time as the average corporate spread to Treasuries widened. This was driven in part by global growth concerns, geopolitical risk and uncertainty regarding central bank monetary policies.

FUND REVIEW

Equity/equity-like strategy. The Fund’s equity/equity-like strategy may include common stocks, high delta convertible bonds, preferred stocks and structured notes. This strategy produced positive absolute performance, but underperformed the Russell 3000 Index during the reporting period. The Fund’s marginal underweight to equities negatively impacted results versus the Russell 3000 Index. The strongest contributors to performance during the period were Brinker International, UnitedHealth Group and Altria Group.

Brinker International (EAT), a restaurant operator, benefited from an acceleration in same stores sales into solidly positive territory. This improvement comes after years of flattish performance on this metric and is a result of several factors. For example, management has successfully re-engineered the menu and incorporated popular categories like Fresh Mex. In addition, the company has driven better table turnover efficiency as well as customer satisfaction with technology investments in table-top tablets. Finally, Brinker’s stock price benefited from higher overall employment in the U.S. as well as investor anticipation that lower gasoline prices might translate into better future demand trends for the restaurant sector.

UnitedHealth Group (UNH), the largest U.S. health insurer, has a diversified business model that serves commercial insurance customers, government programs such as Medicare Advantage and Medicaid, and international customers, among others. UNH also owns a fast-growing services business, Optum, which has increasingly become an earnings driver for the company. Despite facing headwinds in 2014 from the implementation of the Affordable Care Act, UNH was able to beat earnings expectations in both the third and fourth quarters. In addition, the company forecast accelerating growth in 2015 as a result of membership gains and disciplined management of medical costs.

Altria Group (MO), a holding company that owns Philip Morris USA, is a leader in the U.S. tobacco industry with over 50% market share. Altria benefited from a variety of factors during the reporting period. For example, there has been a modest improvement in the pace of volume declines for the smokable industry. Additionally, the combination of better employment trends and lower gasoline prices has been a tailwind for Altria’s core customer base. The company’s disciplined pricing strategy has also continued to support both cash flows and earnings. Finally, Altria represents a relative safe haven compared to other consumer staples companies given its lack of foreign currency exposure in a rising dollar environment.

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In contrast, the biggest detractors from performance during the period included LyondellBasell Industries, Quanta Services and HollyFrontier Corp. All three companies were negatively impacted by the sharp decline in energy prices.

LyondellBasell Industries (LYB), a U.S.-based ethylene chemical producer, detracted from performance during the period. The company cracks ethane, a natural gas liquid, to make the chemicals that it sells. In contrast, its European competitors crack oil to make the chemicals they sell. The recent collapse in the price of oil means that LyondellBasell’s feedstock cost advantage has declined. In addition, investors worried that the drop in oil would negatively impact ethylene margins.

Quanta Services (PWR) is a pipeline and electric power engineering and construction company. Quanta detracted from performance after the sharp drop in oil caused investors to reconsider potential risks in the company’s backlog as well as the future prospects for its oilfield construction business. Those concerns put pressure on the stock despite the fact that the company generates about 70% of its revenue from electric power and despite the company’s announcement of a material award of an electric transmission project during the reporting period.

HollyFrontier (HFC), a U.S. mid-continent refiner, was hurt by the selloff in the energy sector as well as several other factors. For example, the WTI / WTI Midland crude differential fell sharply from $8.30/barrel to $0.75/barrel. This move lowered both the cost advantage and margins for HFC. In addition, the company was hindered by limited opportunities to drop assets down to its MLP (Master Limited Partnership) to enhance value, given the relatively small size of its logistics network versus other refiners. Finally, the stock was hurt by some operational hiccups during the reporting period. We exited our position in HollyFrontier during the reporting period.

Opportunistic strategy. In this strategy we seek asymmetric risk/reward opportunities and investments where the return profile has a low correlation to traditional investment strategies. We also seek investments which can help to achieve our broader investment objectives. At the end of the period, this strategy included investments in senior loans through Oppenheimer Master Loan Fund, LLC, asset-backed securities (“ABS”), corporate bonds, convertible securities and small positions (measured by market value) in derivatives. This strategy produced a positive absolute return, although on a standalone basis it underperformed the Barclays U.S. Aggregate Bond Index during the reporting period. Among the top performers in the opportunistic strategy were our short positions in the Japanese yen, euro and Australian dollar. These currencies fell versus the U.S. dollar, which strengthened in part as a result of an expanding domestic economy, an improving labor market, the end of asset purchases under QE3 (i.e., the Fed’s balance

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sheet stopped expanding) and expectations that the Fed will raise rates in 2015.

Long U.S. dollar / short Japanese yen. Japan slipped into its fourth recession in the last six years during the reporting period, only to emerge again during the final quarter of 2014. The economic rebound following the hike in the consumption tax in April 2014 was significantly weaker than expected, leading to expectations that more quantitative easing and currency devaluation would be needed to help revive growth. In fact, that is precisely what occurred as the BoJ doubled down on its QE program on October 31, sending the yen sharply lower versus the dollar. Against this backdrop, the Fed tapered its QE program steadily throughout 2014, and officially ended its program purchases on October 31. This normalization of monetary policy in the U.S. (at least on a relative basis) helped send the dollar sharply higher against a number of major currencies, including the yen.

Long U.S. dollar / short euro. Growth in the Eurozone slowed during 2014 and deflationary pressures increased. In response, the ECB renewed its commitment to stimulating both growth and inflation. In January 2015, the ECB announced the details of its own QE program which commenced in March. The ECB plans to expand its balance sheet by €1.1 trillion through monthly purchases of €60 billion in sovereign and other debt. The euro weakened significantly versus the dollar as the market started to discount the relative strength of the U.S.

economy versus that of the Eurozone plus relatively tighter monetary policy in the U.S.

Long U.S. dollar / short Australian dollar. A combination of slowing growth in China (Australia’s largest trading partner), falling commodity prices and reduced investment in the Australian resource sector has negatively impacted growth in Australia. In particular, weakness in the country’s primary export commodities of iron ore and metallurgical coal has pressured both the economy and the currency. Responding to this growth slowdown, the Australian central bank cut interest rates in February 2015, which has further pressured the Aussie dollar.

In contrast, the biggest detractors from performance during the period included the corporate debt of Appvion, our positions in gold, and payer swaptions in Japan.

The corporate debt of Appvion Inc., a privately held paper manufacturer, suffered from overall pressure on the loan market in the fourth quarter of 2014. In addition, the company faced some manufacturing issues as it previously shuttered capacity and outsourced certain production. The problem arose in part because this transition has taken longer than expected. Appvion has also faced increasing foreign competition. This combination of factors has reduced cash flows, which has put downward pressure on the bonds.

Our long position in gold detracted from performance as the yellow metal fell by 5.8%

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(or $74) to $1,213 per troy ounce as of 2/27/15. Commodities in general were under pressure in the second half of 2014, and gold was no exception. Investors wrestled with the end of the Fed’s QE3 program in October, while at the same time the ECB prepared to launch its own QE effort and the BoJ continued to pump money into the economy. Furthermore, the dollar rose sharply from mid-July 2014 into mid-March 2015 while inflation expectations generally declined. This combination of factors tends to be bearish for gold, and put pressure on pricing during the reporting period.

Our positions in Japanese payer swaptions, which are derivatives that benefit from rising interest rates in Japan, detracted from performance as well. The yield on 10-year Japanese Government Bonds was volatile as the country vacillated between deflation and inflation, and it ultimately fell 16 basis points to end the period at 0.33%. The BoJ’s aggressive QE program plus that country’s failure to approach a 2% inflation target have left interest rates quite low despite the postponement of a second tax increase intended to address fiscal imbalances. We believe the first two arrows in the Abenomics quiver are well understood—monetary and fiscal stimulus. In our view, it is the third arrow that presents a real challenge—structural reform. Because we believe Japan will have difficulty implementing the kind of reform needed, we are comfortable holding these swaptions which we think should perform well if Abenomics begins to falter or if the inflation target is actually achieved. In our view, these positions provide attractive optionality if rates start backing up.

High grade fixed income strategy. The high grade fixed income strategy contributed to results and on a standalone basis outperformed the Barclays U.S. Aggregate Bond Index during the reporting period. This strategy continued to favor corporate bonds, mortgages and other securitized products over government bonds.

The U.S. dollar climbed steadily against most major currencies during the reporting period. Both domestic and international credit assets sold off late in 2014, with high yield debt (and to a lesser degree, senior bank loans) in the energy sector hit hard. The 10-year Treasury yield rallied to end the reporting period at 1.99%, or 35 basis points below where it started. The Treasury curve continued to flatten as a strong bid pushed up prices on the 30-year bond as well as the 10-year note, although to a lesser degree. Structured sectors like MBS issued by U.S. agencies, commercial mortgage-backed securities (“CMBS”) and ABS all held in relatively well, modestly outperforming Treasuries. In contrast, investment grade corporate bonds experienced a more challenging period in late 2014 as the average corporate spread to Treasuries widened marginally. This was driven primarily by global growth concerns, geopolitical risk and uncertainty regarding central bank monetary policies. The Fund’s allocation to agency MBS contributed to

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performance during the reporting period due to strong technicals and the “flight to quality” trade as credit sold off. Our positions in CMBS and ABS also contributed to performance in part because their solid yield levels were able to offset some modest spread widening.

STRATEGY & OUTLOOK

The macro environment remains complex and we continue to see numerous cross currents. While equities look interesting versus bonds in the mid to longer term, we see a shorter-term disconnect between the strong performance in equities, softness in earnings growth and negative earnings revisions. Simply put, the U.S. equity market moved meaningfully ahead of earnings growth in 2012-2013, and valuations climbed to the point where U.S. equities are no longer inexpensive, which means security selection really matters and volatility is likely to increase. (We have already started to see this with the S&P 500 Index moving 1% or more on an intraday basis for 18 of the 20 trading days in January.) Extremely accommodative monetary policy around the world has impacted all asset classes, including equities, and has been an important driver of rising asset prices during the last several years. This exceptional accommodation has continued in 2015 with a host of central banks cutting rates so far this year (e.g., China, India, Russia, Australia, Canada, Indonesia, Switzerland, Sweden, Turkey, Denmark, Poland, Thailand, Romania, Hungary, Egypt and Peru).

In addition, numerous central banks have accelerated their existing QE efforts, including the BoJ, which did so on October 31 (the same day the Fed ended its purchases under QE3). The ECB has done so as well, and in the process has moved its balance sheet from contraction to expansion. More specifically, the size of the ECB’s balance sheet contracted in 2014 as numerous borrowers under the Long-Term Refinancing Operation program repaid their funds early. In March 2015, the ECB commenced its QE program, which entails expanding its balance sheet by €1.1 trillion through monthly purchases of sovereign and other debt. For purposes of comparison, the Fed expanded its balance sheet by $1.1 trillion in 2013 and by $463 billion in 2014. Although the Fed has stopped purchases under its most recent program, the combination of the ECB’s new QE program and the BoJ’s acceleration of its existing QE program will more than make up for the cessation of the Fed’s purchases, further adding to global liquidity.

Under these circumstances, we believe that any normalization of rates and/or the withdrawal of central bank stimulus could pressure risk asset prices significantly. We also believe that there is more risk lurking beneath the surface of the market than many investors recognize, but it has been masked by unusually accommodative monetary policy, unusually low interest rates, unusually low volatility and adequate market liquidity. More broadly, Treasury rates seem range bound in the near term absent some exogenous shock, with yields oscillating between 1.5% to 3%.

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In the longer run, however, we do not believe rates this low are sustainable. Although the U.S. economy expanded at just 2.4% in 2014, that growth rate was extremely attractive compared to other developed markets around the world. The yield on the 10-year Treasury at 1.99% (as of 2/27/15) is also an order of magnitude higher than those in other parts of the developed world, with yields on 10-year German bunds and 10-year Japanese Government Bonds both (coincidentally) at 0.33% on that date. Japan is becoming more desperate as consumption falls and evidence mounts that Abenomics is not working. That policy was designed to revive the Japanese economy with “three arrows.” The third arrow in the quiver—meaningful structural reform—is proving to be a significant challenge. The Japanese economy fell into its fourth recession in six years during the reporting period, despite the BoJ’s aggressive QE efforts. The economy did not bounce back as expected from an increase in the consumption tax. In our view, early evidence that the market is becoming disillusioned with Abenomics has centered around a weakening yen. Additional evidence will likely involve investors’ loss of faith in the supposed omnipotence of the BoJ and the efficacy of its continuing QE efforts. This could eventually lead investors to be less responsive to central bank talk and require more actions.

Against this backdrop, growth in Europe is stagnating with numerous countries facing an increasing risk of deflation. Precisely because growth is so slow in the Eurozone, the ECB has now implemented its own form of QE six years after the U.S. first went down that path. Its recent Targeted Long Term Refinancing Operation program has not proved to be particularly effective thus far in restarting lending by banks. While we believe the ECB’s acceleration of QE and its balance sheet expansion could help inflate asset prices in the near term (precisely what has occurred so far in 2015), the real impediment to growth is the lack of meaningful structural reform over the past six years.

Thus far in 2015, central banks around the world have resorted to more aggressive policy, including a constant parade of surprise interest rate cuts. In this regard, the Swiss National Bank surprised the market in January by removing the franc’s cap against the euro after having recently reiterated its commitment to that cap. Partly as a result, 10-year Swiss bonds had a nominal yield of -0.12% as of 3/24/15. German bunds also have negative nominal yields several years out the interest rate curve. Increasingly across parts of Europe, zero interest rate policies are morphing into negative interest rate policies. In contrast, the Fed ended its latest QE program in October, which has helped to send the dollar steadily higher against many major currencies. Partly as a result of this, as well as issues specific to the various regions in question, we generally hold positions that are long the U.S. dollar and short other currencies. We believe this relative divergence in monetary policy could ultimately feed through to interest rates. Currently the moves that historically could

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have occurred in the rates markets are being pushed to the currency markets due to the central banks’ aggressive monetary policies holding rates low.

We are mindful that U.S. equity valuations are pushing up against the edge of bubble territory after several years when S&P 500 performance ran well ahead of earnings growth, leading to significant multiple expansion. In fact, the only time in the last four decades when the S&P 500 Index has traded at a higher P/E multiple on next 12 months’ consensus earnings was during the Tech Bubble in 1997-2000. Furthermore, volatility has been artificially restrained by highly accommodative monetary policy, and could pick up again on a more sustained basis now that the Fed has ended its purchases under QE3. In the past few years, whenever equities sold off, buyers typically stepped in quickly because valuations were still relatively attractive. Since valuations are less attractive today, selloffs could be steeper and it could take longer for buyers to appear. Moreover, banking regulations are significantly stricter, the fixed income markets are a lot less liquid, and banks are taking on much less risk. Under these circumstances, we believe that any softness in the markets could lead to more volatility on the fixed income side than we have seen in recent years.

Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain focused, as always, on controlling volatility and mitigating downside risk. We expect to be in a low return world for a while. We believe that the ability to generate attractive returns efficiently and without taking on undue risk will be of greater value to investors in a low return world, and that is where our investment team’s efforts are focused.

Michelle Borré, CFA Portfolio Manager

Krishna Memani Portfolio Manager

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Portfolio Positioning*

PORTFOLIO POSITIONING

	Long	Short	Net

High-Grade Fixed Income Strategy	45.0%	-4.9%	40.1%

Equity Strategy	32.5	-0.8	31.7

Opportunistic Strategy	26.3	-9.0	17.2

HIGH GRADE FIXED INCOME STRATEGY

	Long	Short	Net

U.S. Agency Mortgage-Backed Securities	15.3%	–%	15.3%

Corporate Bonds/Corporate Exposure	18.4	-4.9	13.5

Asset-Backed Securities	5.9	–	5.9

Commercial Mortgage-Backed Securities	3.0	–	3.0

Non-Agency Mortgage-Backed Securities	2.2	–	2.2

U.S. Treasuries	0.2	–	0.2

U.S. Agencies	0.1	–	0.1

TOP TEN EQUITY HOLDINGS

	Long	Short	Net

Novartis AG, ADR	1.3%	–%	1.3%

Starwood Property Trust, Inc.	1.2	–	1.2

Honeywell International, Inc.	1.0	–	1.0

Brinker International, Inc.	1.0	–	1.0

PPL Corp.	1.0	–	1.0

Cinemark Holdings, Inc.	0.9	–	0.9

ACE Ltd.	0.9	–	0.9

BCE, Inc.	0.8	–	0.8

Northrop Grumman Corp.	0.8	–	0.8

UnitedHealth Group, Inc.	0.7	–	0.7

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OPPORTUNISTIC STRATEGY

	Long	Short	Net

Senior Loans	14.1%	–%	14.1%

Asset-Backed Securities	6.0	–	6.0

Corporate Bonds	3.3	–	3.3

Commodities	0.9	–	0.9

Low Delta Convertible Bonds	0.8	–	0.8

Low Delta Preferred Stock	0.3	–	0.3

Derivatives	1.0	-9.0	-8.1

Portfolio holdings and allocations are dollar-weighted based on total net assets and are subject to change. Percentages are as of February 27, 2015. Holdings exclude cash and cash equivalents. As of February 27, 2015, the Fund’s high grade strategy held approximately 4.5% in cash and the opportunistic strategy held approximately 9.5% in cash. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund. Asset tables may not display cash weightings. Net total exposure may not equal the sum of long and short exposure due to rounding.

*February 27, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Consolidated Financial Statements.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/27/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	1.05%	4.72%	8.39%	2.58%
Class B (OPEBX)	8/17/93	0.65%	3.91%	7.39%	2.05%
Class C (OPECX)	11/1/95	0.63%	3.95%	7.51%	1.74%
Class I (OCIIX)	12/27/13	1.28%	5.18%	6.27% *	N/A
Class R (OCINX)	3/1/01	0.94%	4.54%	8.07%	2.23%
Class Y (OCIYX)	1/28/11	1.19%	5.00%	7.55% *	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/27/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	-4.76%	-1.30%	7.12%	1.98%
Class B (OPEBX)	8/17/93	-4.31%	-1.09%	7.09%	2.05%
Class C (OPECX)	11/1/95	-0.36%	2.95%	7.51%	1.74%
Class I (OCIIX)	12/27/13	1.28%	5.18%	6.27% *	N/A
Class R (OCINX)	3/1/01	-0.05%	3.54%	8.07%	2.23%
Class Y (OCIYX)	1/28/11	1.19%	5.00%	7.55% *	N/A

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% CDSC for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the

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Russell 3000 Index. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

15 OPPENHEIMER CAPITAL INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 27, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 27, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16 OPPENHEIMER CAPITAL INCOME FUND

Actual	Beginning Account Value September 1, 2014	Ending Account Value February 27, 2015	Expenses Paid During 6 Months Ended February 27, 2015
Class A	$ 1,000.00	$ 1,010.50	$ 4.92
Class B	1,000.00	1,006.50	8.80
Class C	1,000.00	1,006.30	8.74
Class I	1,000.00	1,012.80	2.78
Class R	1,000.00	1,009.40	6.16
Class Y	1,000.00	1,011.90	3.78

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.78	4.94
Class B	1,000.00	1,015.93	8.84
Class C	1,000.00	1,015.98	8.79
Class I	1,000.00	1,021.90	2.80
Class R	1,000.00	1,018.54	6.19
Class Y	1,000.00	1,020.91	3.79

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 27, 2015 are as follows:

Class	Expense Ratios
Class A	0.99%
Class B	1.77
Class C	1.76
Class I	0.56
Class R	1.24
Class Y	0.76

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS February 27, 2015* Unaudited

	Shares	Value
Common Stocks—30.6%
Consumer Discretionary—3.4%
Hotels, Restaurants & Leisure—1.0%
Brinker International, Inc.	438,801	$26,091,108

Media—1.0%
Cinemark Holdings, Inc.	591,430	24,083,029
DISH Network Corp., Cl. A1	49,915	3,745,622
		27,828,651

Multiline Retail—1.4%
Macy’s, Inc.	308,237	19,640,861
Target Corp.	229,531	17,634,867
		37,275,728

Consumer Staples—1.5%
Beverages—0.4%
Coca-Cola Co. (The)	273,000	11,820,900

Tobacco—1.1%
Altria Group, Inc.	278,335	15,667,477
Philip Morris International, Inc.	159,000	13,190,640
		28,858,117

Energy—2.2%
Energy Equipment & Services—0.3%
Schlumberger Ltd.	77,600	6,530,816

Oil, Gas & Consumable Fuels—1.9%
Canadian Natural Resources Ltd.	121,200	3,525,184
Chevron Corp.	66,830	7,129,425
ConocoPhillips	132,160	8,616,832
EOG Resources, Inc.	123,000	11,035,560
Exxon Mobil Corp.	38,420	3,401,707
Noble Energy, Inc.	107,280	5,066,834
Royal Dutch Shell plc, Cl. B	113,953	3,877,463
Valero Energy Corp.	135,280	8,345,423
		50,998,428

Financials—5.2%
Capital Markets—0.3%
Goldman Sachs Group, Inc. (The)	37,810	7,175,960

Commercial Banks—1.4%
Citigroup, Inc.	126,500	6,631,130
JPMorgan Chase & Co.	91,000	5,576,480
M&T Bank Corp.	99,000	11,979,000
Wells Fargo & Co.	201,340	11,031,418
		35,218,028

Insurance—1.4%
ACE Ltd.	202,470	23,083,605

18 OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Insurance (Continued)
Allstate Corp. (The)	209,140	$14,765,284
		37,848,889

Real Estate Investment Trusts (REITs)—2.1%
American Assets Trust, Inc.	205,000	8,409,100
Blackstone Mortgage Trust, Inc., Cl. A	301,450	8,714,919
Macerich Co. (The)	100,000	8,365,000
Outfront Media, Inc.	5,769	172,782
Starwood Property Trust, Inc.	1,263,430	30,827,692
		56,489,493

Health Care—5.2%
Health Care Equipment & Supplies—0.6%
Baxter International, Inc.	182,000	12,585,300
Medtronic plc	43,020	3,337,922
		15,923,222

Health Care Providers & Services—1.2%
HCA Holdings, Inc.[1]	37,829	2,706,287
UnitedHealth Group, Inc.	173,000	19,657,990
Universal Health Services, Inc., Cl. B	72,270	8,191,804
		30,556,081

Pharmaceuticals—3.4%
Actavis plc[1]	61,680	17,971,085
Merck & Co., Inc.	329,110	19,266,099
Novartis AG, ADR[1]	339,050	34,718,720
Roche Holding AG	67,738	18,370,835
		90,326,739

Industrials—4.5%
Aerospace & Defense—2.1%
Honeywell International, Inc.	259,700	26,674,133
Lockheed Martin Corp.	38,500	7,701,925
Northrop Grumman Corp.	127,300	21,094,883
		55,470,941

Airlines—0.1%
United Continental Holdings, Inc.[1]	57,415	3,742,309

Commercial Services & Supplies—0.7%
Republic Services, Inc., Cl. A	284,340	11,635,193
Tyco International plc	170,850	7,213,287
		18,848,480

Construction & Engineering—0.7%
Quanta Services, Inc.[1]	605,000	17,411,900

Machinery—0.4%
Flowserve Corp.	173,840	10,800,679

19 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Trading Companies & Distributors—0.5%
AerCap Holdings NV1	291,216	$12,959,112

Information Technology—3.4%
Communications Equipment—1.6%
Cisco Systems, Inc.	165,222	4,875,701
Juniper Networks, Inc.	508,561	12,159,694
QUALCOMM, Inc.	237,780	17,241,428
Telefonaktiebolaget LM Ericsson, Cl. B	640,000	8,282,031
		42,558,854

Internet Software & Services—0.5%
Google, Inc., Cl. A1	18,910	10,639,333
Google, Inc., Cl. C1	4,730	2,641,232
		13,280,565

Semiconductors & Semiconductor Equipment—0.6%
Xilinx, Inc.	414,400	17,558,128

Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc.	137,655	17,683,161

Materials—1.2%
Chemicals—1.2%
Celanese Corp., Series A, Cl. A	156,250	8,923,438
LyondellBasell Industries NV, Cl. A	167,286	14,371,540
Methanex Corp.	168,000	9,122,400
		32,417,378

Telecommunication Services—1.6%
Diversified Telecommunication Services—1.6%
AT&T, Inc.	167,750	5,797,440
BCE, Inc.	503,650	22,064,906
Verizon Communications, Inc.	291,450	14,412,203
		42,274,549

Utilities—2.4%
Electric Utilities—2.0%
Edison International	257,230	16,527,027
NextEra Energy, Inc.	96,395	9,973,027
PPL Corp.	764,121	26,056,526
		52,556,580

Multi-Utilities—0.4%
CMS Energy Corp.	343,350	12,061,886
Total Common Stocks (Cost $703,607,940)		812,566,682

Preferred Stocks—0.3%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg., 6.375%[2]	1,833	2,034,630
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg., 6.375%[2]	4,500	4,657,500
Total Preferred Stocks (Cost $6,345,341)		6,692,130

20 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities—11.2%
Auto Loan—5.2%
American Credit Acceptance Receivables Trust:
Series 2012-2,Cl. D, 5.91%, 7/15/19[3]	$1,435,000	$1,439,273
Series 2012-3,Cl. C, 2.78%, 9/17/18[3]	325,000	325,621
Series 2013-2,Cl. B, 2.84%, 5/15/19[3]	1,663,000	1,676,650
Series 2014-1,Cl. B, 2.39%, 11/12/19[3]	2,585,000	2,595,480
Series 2014-2,Cl. A, 0.99%, 10/10/17[3]	1,041,829	1,040,924
Series 2014-2,Cl. B, 2.26%, 3/10/20[3]	725,000	725,871
Series 2014-3,Cl. B, 2.43%, 6/10/20[3]	1,615,000	1,628,050
Series 2014-4,Cl. B, 2.60%, 10/12/20[3]	875,000	871,395
AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. D, 3.38%, 4/9/18	1,470,000	1,506,318
Series 2012-2,Cl. E, 4.85%, 8/8/19[3]	1,130,000	1,168,557
Series 2012-4,Cl. D, 2.68%, 10/9/18	2,345,000	2,366,531
Series 2012-5,Cl. D, 2.35%, 12/10/18	1,280,000	1,291,591
Series 2013-1,Cl. C, 1.57%, 1/8/19	2,890,000	2,886,114
Series 2013-2,Cl. E, 3.41%, 10/8/20[3]	1,735,000	1,758,335
Series 2013-4,Cl. D, 3.31%, 10/8/19	415,000	425,586
Series 2013-5,Cl. D, 2.86%, 12/9/19	3,125,000	3,140,750
Series 2014-2,Cl. D, 2.57%, 7/8/20	1,210,000	1,196,827
Series 2014-2,Cl. E, 3.37%, 11/8/21	1,735,000	1,723,518
Series 2014-3,Cl. D, 3.13%, 10/8/20	1,705,000	1,715,003
Series 2014-4,Cl. D, 3.07%, 11/9/20	1,370,000	1,373,610
California Republic Auto Receivables Trust:
Series 2013-2,Cl. C, 3.32%, 8/17/20	1,105,000	1,113,978
Series 2014-2,Cl. C, 3.29%, 3/15/21	415,000	415,348
Series 2014-4,Cl. C, 3.56%, 9/15/21	625,000	628,141
Capital Auto Receivables Asset Trust:
Series 2013-1,Cl. D, 2.19%, 9/20/21	725,000	726,359
Series 2013-4,Cl. D, 3.22%, 5/20/19	505,000	511,243
Series 2014-1,Cl. D, 3.39%, 7/22/19	580,000	588,552
Series 2014-3,Cl. D, 3.14%, 2/20/20	900,000	903,198
Series 2015-1,Cl. D, 3.16%, 8/20/20	1,020,000	1,017,763
CarFinance Capital Auto Trust:
Series 2013-1A,Cl. A, 1.65%, 7/17/17[3]	85,794	85,869
Series 2013-2A,Cl. B, 3.15%, 8/15/19[3]	2,460,000	2,500,185
Series 2014-1A,Cl. A, 1.46%, 12/17/18[3]	471,278	470,556
Series 2015-1A,Cl. A, 1.75%, 6/15/21[3]	1,480,000	1,474,537
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[3]	113,989	114,835
CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[3]	607,667	611,235
Series 2014-A,Cl. A, 1.21%, 8/15/18[3]	1,723,638	1,720,177
Series 2014-B,Cl. A, 1.11%, 11/15/18[3]	1,287,433	1,282,337
Series 2014-C,Cl. A, 1.31%, 2/15/19[3]	1,482,728	1,480,960
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[3]	222,022	223,179
Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[3]	980,000	976,964
Series 2013-2A,Cl. B, 2.26%, 10/15/21[3]	2,360,000	2,368,404
Series 2014-1A,Cl. B, 2.29%, 4/15/22[3]	1,065,000	1,063,359
Series 2014-2A,Cl. B, 2.67%, 9/15/22[3]	910,000	905,746
Series 2015-1A,Cl. C, 3.30%, 7/17/23[3]	1,405,000	1,402,956

21 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
DT Auto Owner Trust:
Series 2012-1A,Cl. D, 4.94%, 7/16/18[3]	$706,028	$714,962
Series 2013-1A,Cl. D, 3.74%, 5/15/20[3]	750,000	756,839
Series 2013-2A,Cl. D, 4.18%, 6/15/20[3]	2,390,000	2,424,355
Series 2014-1A,Cl. D, 3.98%, 1/15/21[3]	1,785,000	1,799,219
Series 2014-2A,Cl. D, 3.68%, 4/15/21[3]	2,745,000	2,751,961
Series 2014-3A,Cl. D, 4.47%, 11/15/21[3]	1,240,000	1,247,354
Series 2015-1A,Cl. C, 2.87%, 11/16/20[3]	1,100,000	1,099,890
Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. B, 2.22%, 12/15/17[3]	750,000	753,098
Series 2012-2A,Cl. C, 3.06%, 7/16/18[3]	185,000	186,395
Series 2013-2A,Cl. B, 3.09%, 7/16/18[3]	3,860,000	3,894,030
Series 2013-2A,Cl. C, 4.35%, 1/15/19[3]	1,450,000	1,473,060
Series 2014-1A,Cl. B, 2.42%, 1/15/19[3]	1,160,000	1,155,995
Series 2014-1A,Cl. C, 3.57%, 7/15/19[3]	1,160,000	1,163,348
Series 2014-2A,Cl. A, 1.06%, 8/15/18[3]	352,834	351,574
Series 2014-2A,Cl. B, 2.17%, 5/15/19[3]	2,000,000	1,973,206
Series 2014-2A,Cl. C, 3.26%, 12/16/19[3]	565,000	555,704
First Investors Auto Owner Trust:
Series 2012-1A,Cl. C, 3.54%, 11/15/17[3]	425,000	430,636
Series 2012-1A,Cl. D, 5.65%, 4/15/18[3]	770,000	791,836
Series 2013-3A,Cl. B, 2.32%, 10/15/19[3]	1,840,000	1,856,701
Series 2013-3A,Cl. C, 2.91%, 1/15/20[3]	785,000	792,349
Series 2013-3A,Cl. D, 3.67%, 5/15/20[3]	580,000	584,165
Series 2014-1A,Cl. D, 3.28%, 4/15/21[3]	1,705,000	1,691,323
Series 2014-3A,Cl. D, 3.85%, 2/15/22[3]	860,000	863,323
Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[3]	805,668	804,083
Series 2014-2,Cl. A, 1.43%, 12/16/19[3]	1,590,701	1,589,237
GM Financial Automobile Leasing Trust, Series 2014-1A, Cl. D, 2.51%, 3/20/19[3]	3,835,000	3,855,839
Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.471%, 10/25/19[2,3]	705,000	705,344
Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.421%, 9/25/18[2,3]	1,790,000	1,791,566
Santander Drive Auto Receivables Trust:
Series 2012-4,Cl. D, 3.50%, 6/15/18	2,785,000	2,849,418
Series 2012-6,Cl. D, 2.52%, 9/17/18	3,340,000	3,361,461
Series 2012-AA,Cl. D, 2.46%, 12/17/18[3]	3,565,000	3,576,494
Series 2013-1,Cl. C, 1.76%, 1/15/19	2,070,000	2,076,143
Series 2013-1,Cl. D, 2.27%, 1/15/19	895,000	892,016
Series 2013-2,Cl. C, 1.95%, 3/15/19	2,310,000	2,322,365
Series 2013-2,Cl. D, 2.57%, 3/15/19	1,260,000	1,278,360
Series 2013-3,Cl. C, 1.81%, 4/15/19	3,650,000	3,651,666
Series 2013-4,Cl. D, 3.92%, 1/15/20	495,000	515,235
Series 2013-4,Cl. E, 4.67%, 1/15/20[3]	2,055,000	2,146,829
Series 2013-5,Cl. C, 2.25%, 6/17/19	4,160,000	4,199,535
Series 2013-5,Cl. D, 2.73%, 10/15/19	1,560,000	1,569,685
Series 2013-A,Cl. C, 3.12%, 10/15/19[3]	3,335,000	3,418,992
Series 2013-A,Cl. E, 4.71%, 1/15/21[3]	1,530,000	1,600,177
Series 2014-1,Cl. C, 2.36%, 4/15/20	3,985,000	4,010,875
Series 2014-1,Cl. D, 2.91%, 4/15/20	1,025,000	1,030,430

22 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Auto Loan (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2014-4,Cl. D, 3.10%, 11/16/20	$1,055,000	$1,058,437
Series 2015-1,Cl. D, 3.24%, 4/15/21	1,600,000	1,603,653
SNAAC Auto Receivables Trust:
Series 2012-1A,Cl. C, 4.38%, 6/15/17[3]	841,729	843,232
Series 2013-1A,Cl. C, 3.07%, 8/15/18[3]	600,000	608,889
Series 2014-1A,Cl. A, 1.03%, 9/17/18[3]	531,177	531,010
Series 2014-1A,Cl. D, 2.88%, 1/15/20[3]	730,000	737,127
TCF Auto Receivables Owner Trust, Series 2014-1A, Cl. C, 3.12%, 4/15/21[3]	525,000	522,241
United Auto Credit Securitization Trust:
Series 2013-1,Cl. C, 2.22%, 12/15/17[3]	620,000	621,373
Series 2014-1,Cl. D, 2.38%, 10/15/18[3]	870,000	859,901
Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[3]	775,000	769,519
Series 2014-2A,Cl. D, 2.86%, 7/15/21[3]	940,000	941,638
		139,095,978

Credit Card—0.1%
Citibank Credit Card Issuance Trust, Series 2013-A6, Cl. A6, 1.32%, 9/7/18	2,300,000	2,314,695

Equipment—0.4%
CLI Funding V LLC:
Series 2014-1A,Cl. A, 3.29%, 6/18/29[3]	3,636,850	3,659,804
Series 2014-2A,Cl. A, 3.38%, 10/18/29[3]	2,682,500	2,695,675
Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[3]	2,576,389	2,589,503
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	328,690	325,602
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[3]	875,418	875,476
		10,146,060

Home Equity Loan—2.8%
Bear Stearns Structured Products Trust:
Series 2007-EMX1,Cl. A2, 1.471%, 3/25/37[2,3]	5,900,000	5,445,960
Series 2007-EMX1,Cl. M1, 2.171%, 3/25/37[2,3]	8,000,000	6,877,216
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[3]	1,693,154	1,683,649
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.621%, 12/25/35[2]	5,480,000	4,560,681
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.551%, 12/25/35[2]	12,287,000	10,440,411
New Century Home Equity Loan Trust:
Series 2005-1,Cl. M2, 0.891%, 3/25/35[2]	16,966,576	14,917,217
Series 2005-2,Cl. M3, 0.661%, 6/25/35[2]	5,500,000	4,505,914
RAMP Trust, Series 2006-EFC1, Cl. M2, 0.571%, 2/25/36[2]	5,490,000	4,507,844
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.491%, 5/25/37[2,3]	22,036,189	20,106,105
TAL Advantage V LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[3]	1,737,000	1,747,389
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[3]	533,655	528,499
		75,320,885

23 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Loans: Other—2.7%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.434%, 5/10/32[2,4]	$17,254,426	$17,104,313
Airspeed Ltd.:
Series 2007-1A,Cl. G1, 0.442%, 6/15/32[2,4]	27,980,918	23,501,596
Series 2007-1A,Cl. G2, 0.452%, 6/15/32[2,4]	9,486,822	8,178,065
Blade Engine Securitization Ltd.:
Series 2006-1A,Cl. A1, 1.173%, 9/15/41[2]	1,613,937	1,211,854
Series 2006-1A,Cl. B, 3.173%, 9/15/41[2,4]	6,881,747	2,826,143
Series 2006-1AW,Cl. A1, 0.473%, 9/15/41[2,4]	22,214,158	17,017,239
Raspro Trust, Series 2005-1A, Cl. G, 0.647%, 3/23/24[2,4]	499,908	486,810
		70,326,020
Total Asset-Backed Securities (Cost $296,544,837)		297,203,638

Mortgage-Backed Obligations—21.1%
Government Agency—15.3%
FHLMC/FNMA/FHLB/Sponsored—15.3%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	734,622	772,656
5.00%, 12/1/34	75,181	83,447
6.00%, 5/1/18	181,298	188,947
6.50%, 7/1/28-4/1/34	188,990	219,168
7.00%, 10/1/31	254,522	293,462
8.00%, 4/1/16	8,267	8,373
9.00%, 8/1/22-5/1/25	15,593	17,262
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 11.336%, 4/1/27[5]	152,075	28,850
Series 192,Cl. IO, 4.768%, 2/1/28[5]	46,837	8,041
Series 243,Cl. 6, 0.00%, 12/15/32[5,6]	162,282	28,416
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	4,716,103	4,800,486
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.107%, 6/1/26[7]	51,094	48,055
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034,Cl. Z, 6.50%, 2/15/28	108,675	123,955
Series 2043,Cl. ZP, 6.50%, 4/15/28	496,163	555,056
Series 2053,Cl. Z, 6.50%, 4/15/28	97,254	110,951
Series 2279,Cl. PK, 6.50%, 1/15/31	202,992	233,821
Series 2326,Cl. ZP, 6.50%, 6/15/31	87,217	97,702
Series 2426,Cl. BG, 6.00%, 3/15/17	253,880	262,457
Series 2427,Cl. ZM, 6.50%, 3/15/32	351,506	408,111
Series 2461,Cl. PZ, 6.50%, 6/15/32	475,537	558,104
Series 2564,Cl. MP, 5.00%, 2/15/18	1,425,064	1,493,909
Series 2585,Cl. HJ, 4.50%, 3/15/18	806,993	845,715
Series 2626,Cl. TB, 5.00%, 6/15/33	575,292	622,318
Series 2635,Cl. AG, 3.50%, 5/15/32	121,206	126,849
Series 2707,Cl. QE, 4.50%, 11/15/18	703,666	739,686
Series 2770,Cl. TW, 4.50%, 3/15/19	94,631	99,677
Series 3010,Cl. WB, 4.50%, 7/15/20	424,055	447,580
Series 3025,Cl. SJ, 24.119%, 8/15/35[2]	61,544	90,629

24 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3030,Cl. FL, 0.572%, 9/15/35[2]	$811,188	$816,442
Series 3645,Cl. EH, 3.00%, 12/15/20	47,479	48,922
Series 3741,Cl. PA, 2.15%, 2/15/35	2,730,351	2,782,015
Series 3815,Cl. BD, 3.00%, 10/15/20	84,859	87,154
Series 3822,Cl. JA, 5.00%, 6/15/40	366,151	388,270
Series 3840,Cl. CA, 2.00%, 9/15/18	64,740	65,612
Series 3848,Cl. WL, 4.00%, 4/15/40	1,102,303	1,129,225
Series 3857,Cl. GL, 3.00%, 5/15/40	87,959	90,124
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,751,924	1,766,288
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 49.30%, 3/15/29[5]	141,741	34,393
Series 2796,Cl. SD, 48.904%, 7/15/26[5]	190,662	41,080
Series 2815,Cl. PT, 0.00%, 11/15/32[5,6]	2,173,173	158,827
Series 2920,Cl. S, 47.21%, 1/15/35[5]	1,095,052	224,920
Series 2922,Cl. SE, 4.862%, 2/15/35[5]	268,213	55,241
Series 2937,Cl. SY, 14.03%, 2/15/35[5]	3,503,093	685,833
Series 3201,Cl. SG, 2.074%, 8/15/36[5]	973,765	163,319
Series 3397,Cl. GS, 12.43%, 12/15/37[5]	583,770	102,856
Series 3424,Cl. EI, 2.114%, 4/15/38[5]	269,105	36,644
Series 3450,Cl. BI, 6.332%, 5/15/38[5]	1,344,346	266,020
Series 3606,Cl. SN, 0.00%, 12/15/39[5,6]	575,331	93,380
Federal National Mortgage Assn.:
3.00%, 3/1/30[8]	35,635,000	37,309,568
3.50%, 3/1/45[8]	82,755,000	86,731,123
4.00%, 3/1/45[8]	175,745,000	187,923,587
4.50%, 3/1/30[8]	1,390,000	1,455,591
5.00%, 3/1/45[8]	19,910,000	22,087,657
6.00%, 3/1/45[8]	6,075,000	6,909,719
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	2,575,338	2,733,644
5.00%, 3/1/21	166,813	175,840
5.50%, 2/1/35-4/1/39	2,409,208	2,713,619
6.50%, 5/1/17-11/1/31	929,021	1,040,240
7.00%, 11/1/17-7/1/35	71,531	78,861
7.50%, 1/1/33-3/1/33	2,528,695	3,061,453
8.50%, 7/1/32	9,716	11,232
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 20.19%, 6/25/23[5]	328,701	59,463
Series 252,Cl. 2, 38.132%, 11/25/23[5]	309,486	47,771
Series 303,Cl. IO, 32.026%, 11/25/29[5]	128,216	32,148
Series 308,Cl. 2, 25.629%, 9/25/30[5]	305,165	51,656
Series 320,Cl. 2, 7.463%, 4/25/32[5]	1,093,876	225,264
Series 321,Cl. 2, 0.00%, 4/25/32[5,6]	818,411	190,795
Series 331,Cl. 9, 10.138%, 2/25/33[5]	304,983	65,989
Series 334,Cl. 17, 17.293%, 2/25/33[5]	176,662	38,825
Series 339,Cl. 12, 0.00%, 6/25/33[5,6]	607,728	157,867
Series 339,Cl. 7, 0.00%, 11/25/33[5,6]	742,951	147,451

25 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 343,Cl. 13, 0.00%, 9/25/33[5,6]	$591,197	$117,781
Series 343,Cl. 18, 0.00%, 5/25/34[5,6]	173,722	34,498
Series 345,Cl. 9, 0.00%, 1/25/34[5,6]	278,909	55,120
Series 351,Cl. 10, 0.00%, 4/25/34[5,6]	203,751	40,626
Series 351,Cl. 8, 0.00%, 4/25/34[5,6]	337,381	67,247
Series 356,Cl. 10, 0.00%, 6/25/35[5,6]	252,902	50,605
Series 356,Cl. 12, 0.00%, 2/25/35[5,6]	123,061	25,700
Series 362,Cl. 13, 0.00%, 8/25/35[5,6]	428,448	90,573
Series 364,Cl. 16, 0.00%, 9/25/35[5,6]	501,882	106,492
Series 365,Cl. 16, 0.00%, 3/25/36[5,6]	1,278,299	251,040
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	285,129	317,475
Series 1998-61,Cl. PL, 6.00%, 11/25/28	144,356	164,496
Series 1999-54,Cl. LH, 6.50%, 11/25/29	224,031	256,285
Series 2001-51,Cl. OD, 6.50%, 10/25/31	400,757	458,262
Series 2003-100,Cl. PA, 5.00%, 10/25/18	2,182,870	2,302,496
Series 2003-130,Cl. CS, 13.758%, 12/25/33[2]	244,428	287,698
Series 2003-28,Cl. KG, 5.50%, 4/25/23	718,950	806,933
Series 2003-84,Cl. GE, 4.50%, 9/25/18	141,480	148,367
Series 2004-101,Cl. BG, 5.00%, 1/25/20	448,871	462,864
Series 2004-25,Cl. PC, 5.50%, 1/25/34	370,968	392,685
Series 2005-104,Cl. MC, 5.50%, 12/25/25	3,599,729	4,040,233
Series 2005-31,Cl. PB, 5.50%, 4/25/35	1,430,000	1,711,581
Series 2005-73,Cl. DF, 0.421%, 8/25/35[2]	1,951,618	1,959,942
Series 2006-11,Cl. PS, 23.94%, 3/25/36[2]	192,475	295,294
Series 2006-46,Cl. SW, 23.572%, 6/25/36[2]	148,428	214,071
Series 2006-50,Cl. KS, 23.573%, 6/25/36[2]	307,872	445,887
Series 2006-50,Cl. SK, 23.573%, 6/25/36[2]	48,636	68,473
Series 2008-75,Cl. DB, 4.50%, 9/25/23	581,566	607,647
Series 2009-113,Cl. DB, 3.00%, 12/25/20	1,602,257	1,646,010
Series 2009-36,Cl. FA, 1.111%, 6/25/37[2]	464,274	476,182
Series 2009-37,Cl. HA, 4.00%, 4/25/19	739,276	765,105
Series 2009-70,Cl. TL, 4.00%, 8/25/19	2,428,869	2,512,987
Series 2010-43,Cl. KG, 3.00%, 1/25/21	653,485	672,405
Series 2011-15,Cl. DA, 4.00%, 3/25/41	285,993	300,190
Series 2011-3,Cl. EL, 3.00%, 5/25/20	2,642,723	2,716,341
Series 2011-3,Cl. KA, 5.00%, 4/25/40	1,162,641	1,272,729
Series 2011-38,Cl. AH, 2.75%, 5/25/20	69,758	71,434
Series 2011-82,Cl. AD, 4.00%, 8/25/26	1,366,173	1,420,850
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15,Cl. SA, 36.257%, 3/17/31[5]	118,199	17,498
Series 2001-65,Cl. S, 20.276%, 11/25/31[5]	287,871	56,986
Series 2001-81,Cl. S, 18.506%, 1/25/32[5]	75,631	20,401
Series 2002-47,Cl. NS, 25.95%, 4/25/32[5]	178,010	45,758
Series 2002-51,Cl. S, 26.133%, 8/25/32[5]	163,438	34,616
Series 2002-52,Cl. SD, 33.147%, 9/25/32[5]	231,337	56,169
Series 2002-60,Cl. SM, 22.541%, 8/25/32[5]	243,142	47,232

26 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-7,Cl. SK, 19.313%, 1/25/32[5]	$76,723	$15,529
Series 2002-75,Cl. SA, 24.574%, 11/25/32[5]	350,341	85,237
Series 2002-77,Cl. BS, 19.469%, 12/18/32[5]	151,715	35,271
Series 2002-77,Cl. SH, 29.812%, 12/18/32[5]	113,943	23,019
Series 2002-89,Cl. S, 45.636%, 1/25/33[5]	570,857	162,348
Series 2002-9,Cl. MS, 20.86%, 3/25/32[5]	101,133	23,280
Series 2002-90,Cl. SN, 23.438%, 8/25/32[5]	125,203	24,322
Series 2002-90,Cl. SY, 29.489%, 9/25/32[5]	60,541	11,351
Series 2003-33,Cl. SP, 21.787%, 5/25/33[5]	328,370	68,182
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,6]	638,444	83,196
Series 2004-54,Cl. DS, 37.264%, 11/25/30[5]	224,031	43,940
Series 2004-56,Cl. SE, 7.966%, 10/25/33[5]	456,585	78,470
Series 2005-12,Cl. SC, 8.407%, 3/25/35[5]	130,464	28,196
Series 2005-19,Cl. SA, 45.52%, 3/25/35[5]	2,603,664	563,358
Series 2005-40,Cl. SA, 46.801%, 5/25/35[5]	582,437	100,703
Series 2005-52,Cl. JH, 2.707%, 5/25/35[5]	1,344,982	235,339
Series 2005-6,Cl. SE, 55.322%, 2/25/35[5]	999,984	163,049
Series 2005-93,Cl. SI, 13.145%, 10/25/35[5]	717,686	115,135
Series 2008-55,Cl. SA, 0.00%, 7/25/38[5,6]	415,688	58,481
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,6]	503,407	32,355
Series 2012-40,Cl. PI, 0.926%, 4/25/41[5]	4,390,243	828,310
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.616%, 9/25/23[7]	128,761	123,266
		406,415,212

GNMA/Guaranteed—0.0%
Government National Mortgage Assn. I Pool:
8.50%, 8/15/17-12/15/17	16,814	17,743
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 58.203%, 2/16/32[5]	304,189	61,072
Series 2002-41,Cl. GS, 19.564%, 6/16/32[5]	134,947	22,626
Series 2002-76,Cl. SY, 53.081%, 12/16/26[5]	748,860	154,302
Series 2007-17,Cl. AI, 18.658%, 4/16/37[5]	2,253,401	501,697
Series 2011-52,Cl. HS, 9.054%, 4/16/41[5]	2,618,165	532,866
		1,290,306

Non-Agency—5.8%
Commercial—4.5%
Banc of America Commercial Mortgage Trust:
Series 2006-5,Cl. AM, 5.448%, 9/10/47	1,890,000	1,972,550
Series 2006-6,Cl. AM, 5.39%, 10/10/45	3,885,000	4,113,807
Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.464%, 7/20/36[2]	4,200,000	3,917,273
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.27%, 9/26/35[2,3]	1,355,053	1,381,171
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.68%, 3/25/35[2]	2,567,441	2,599,218
Series 2005-9,Cl. A1, 2.43%, 10/25/35[2]	1,817,821	1,796,862

27 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE6, Cl. M2, 1.176%, 6/25/35[2]	$4,972,443	$4,595,621
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41[2]	1,780,000	1,885,941
CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.351%, 1/15/46[2]	2,170,000	2,249,595
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.442%, 1/25/36[2]	1,510,554	1,431,247
Citigroup Commercial Mortgage Trust:
Series 2008-C7,Cl. AM, 6.15%, 12/10/49[2]	1,860,000	2,036,432
Series 2013-GC11,Cl. D, 4.458%, 4/10/46[2,3]	800,000	788,268
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.57%, 10/25/35[2]	2,927,265	2,903,643
COMM Mortgage Trust:
Series 2006-C7,Cl. AM, 5.772%, 6/10/46[2]	3,460,000	3,641,935
Series 2012-CR4,Cl. D, 4.575%, 10/15/45[2,3]	180,000	183,324
Series 2012-CR5,Cl. E, 4.335%, 12/10/45[2,3]	280,000	279,152
Series 2013-CR7,Cl. D, 4.354%, 3/10/46[2,3]	2,075,000	2,011,973
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	4,370,000	4,626,812
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[5,6]	5,953,456	553,359
Commercial Mortgage Trust:
Series 2006-GG7,Cl. AM, 5.787%, 7/10/38[2]	200,000	209,991
Series 2007-GG11,Cl. AM, 5.867%, 12/10/49[2]	3,335,000	3,613,086
Series 2007-GG9,Cl. AM, 5.475%, 3/10/39	2,330,000	2,445,498
Credit Suisse Commercial Mortgage Trust:
Series 2006-C1,Cl. AJ, 5.466%, 2/15/39[2]	1,000,000	1,036,738
Series 2006-C4,Cl. AM, 5.509%, 9/15/39	1,420,000	1,498,023
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	1,600,000	1,634,570
CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	1,795,086	1,483,068
Series 2009-13R,Cl. 4A1, 2.623%, 9/26/36[2,3]	495,125	499,065
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[2,3]	260,000	287,200
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 0.821%, 11/25/35[2]	902,783	690,328
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.443%, 11/25/46[2,3]	175,000	179,214
Series 2013-K25,Cl. C, 3.618%, 11/25/45[2,3]	350,000	346,137
Series 2013-K26,Cl. C, 3.60%, 12/25/45[2,3]	460,000	453,993
Series 2013-K27,Cl. C, 3.497%, 1/25/46[2,3]	400,000	390,239
Series 2013-K28,Cl. C, 3.494%, 6/25/46[2,3]	2,460,000	2,411,460
Series 2013-K502,Cl. C, 3.188%, 3/25/45[2,3]	720,000	732,724
Series 2013-K712,Cl. C, 3.368%, 5/25/45[2,3]	730,000	727,042
Series 2013-K713,Cl. C, 3.165%, 4/25/46[2,3]	480,000	472,609
Series 2014-K715,Cl. C, 4.124%, 2/25/46[2,3]	155,000	159,016
GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.554%, 4/10/38[2]	895,000	925,004
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[2,3]	1,856,257	1,716,798
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.221%, 7/25/35[2]	544,187	541,094

28 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial (Continued)
JP Morgan Chase Commercial Mortgage Securities Corp.:
Series 2012-C6,Cl. E, 5.207%, 5/15/45[2,3]	$2,035,000	$2,127,720
Series 2012-LC9,Cl. E, 4.422%, 12/15/47[2,3]	975,000	967,392
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2005-CB13,Cl. AM, 5.288%, 1/12/43[2]	80,000	81,968
Series 2006-CB16,Cl. AJ, 5.623%, 5/12/45	1,265,000	1,294,048
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[2]	3,920,000	4,117,760
JP Morgan Mortgage Trust:
Series 2007-A1,Cl. 5A1, 2.556%, 7/25/35[2]	1,545,901	1,551,701
Series 2007-S3,Cl. 1A90, 7.00%, 8/25/37	1,416,683	1,314,421
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.623%, 9/26/36[2,3]	1,892,458	1,896,868
Series 2009-5,Cl. 1A2, 2.612%, 7/26/36[2,3]	1,394,394	1,210,122
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,825,000	1,956,508
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	905,000	949,543
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Cl. AM, 5.858%, 6/15/38[2]	1,085,000	1,144,477
Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[2]	2,315,000	2,448,501
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.661%, 11/15/45[2,3]	545,000	552,589
Series 2013-C7,Cl. D, 4.301%, 2/15/46[2,3]	1,245,000	1,221,616
Series 2013-C8,Cl. D, 4.171%, 12/15/48[2,3]	485,000	467,083
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	3,650,000	3,842,652
Morgan Stanley Capital I Trust:
Series 2007-IQ13,Cl. AM, 5.406%, 3/15/44	4,240,000	4,509,017
Series 2007-IQ15,Cl. AM, 5.907%, 6/11/49[2]	1,700,000	1,823,479
Morgan Stanley Reremic Trust, Series 2012-R3, Cl. 1B, 1.958%, 11/26/36[2,3]	1,928,917	1,388,177
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.36%, 6/26/46[2,3]	2,650,186	2,678,156
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.158%, 7/26/45[2,3]	441,545	440,880
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10,Cl. 2A, 2.395%, 8/25/34[2]	965,185	958,890
Series 2007-6,Cl. 3A1, 4.532%, 7/25/37[2]	1,362,883	1,053,986
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.889%, 5/10/63[2,3]	240,000	241,902
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C22,Cl. AM, 5.319%, 12/15/44[2]	665,000	681,700
Series 2007-C30,Cl. AM, 5.383%, 12/15/43	350,000	372,426
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.341%, 12/25/35[2]	984,107	955,817
Series 2005-AR16,Cl. 1A1, 2.339%, 12/25/35[2]	1,104,657	1,055,801
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.614%, 6/25/35[2]	3,144,047	3,221,220
Series 2005-AR15,Cl. 1A6, 2.613%, 9/25/35[2]	1,144,843	1,091,728
Series 2006-AR7,Cl. 2A4, 2.613%, 5/25/36[2]	134,327	127,554
Series 2006-AR8,Cl. 2A4, 2.601%, 4/25/36[2]	665,930	650,838
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	696,285	721,749
Series 2007-AR3,Cl. A4, 5.76%, 4/25/37[2]	45,808	45,036
Series 2007-AR8,Cl. A1, 2.609%, 11/25/37[2]	968,908	857,585

29 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.458%, 12/15/45[2,3]	$890,000	$881,674
Series 2012-C7,Cl. E, 4.845%, 6/15/45[2,3]	500,000	517,220
Series 2012-C8,Cl. E, 4.876%, 8/15/45[2,3]	1,390,000	1,431,592
Series 2013-C11,Cl. D, 4.182%, 3/15/45[2,3]	278,000	271,978
Series 2013-C15,Cl. D, 4.482%, 8/15/46[2,3]	625,000	615,894
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[3,5,6]	18,477,504	969,191
		120,129,539

Multi-Family—0.1%
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.271%, 6/25/36[2]	740,448	679,964
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.613%, 9/25/35[2]	2,183,383	2,137,680
Series 2006-AR2,Cl. 2A3, 2.613%, 3/25/36[2]	499,782	495,297
		3,312,941

Residential—1.2%
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 0.951%, 6/25/35[2]	4,000,000	3,696,580
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	325,360	296,124
Series 2007-C,Cl. 1A4, 5.293%, 5/20/36[2]	311,080	300,698
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	971,034	867,261
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[2]	2,495,049	2,493,541
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 1.968%, 11/25/34[2]	4,087,053	3,740,132
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.281%, 7/25/36[2]	513,091	505,310
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	4,310,000	4,512,551
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	1,136,699	1,085,860
Series 2006-6,Cl. A3, 6.00%, 4/25/36	476,382	463,564
Countrywide Alternative Loan Trust:
Series 2005-21CB,Cl. A7, 5.50%, 6/25/35	1,258,028	1,213,162
Series 2005-J10,Cl. 1A17, 5.50%, 10/25/35	4,730,551	4,486,398
Countrywide Asset-Backed Certificates, Series 2004-6, Cl. M5, 2.076%, 8/25/34[2]	1,064,193	944,937
GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[2]	17,023	16,771
GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	415,256	395,465
Home Equity Mortgage Trust:
Series 2005-HF1,Cl. A2B, 0.871%, 2/25/36[2]	389,673	378,184
Series 2005-HF1,Cl. A3B, 0.871%, 2/25/36[2]	293,498	284,845
RAMP Trust, Series 2005-RS2, Cl. M4, 0.891%, 2/25/35[2]	4,469,000	4,016,768
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.419%, 10/25/33[2]	781,888	800,380

30 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.742%, 10/25/36[2]	$679,191	$660,845
		31,159,376
Total Mortgage-Backed Obligations (Cost $553,767,181)		562,307,374

U.S. Government Obligations—0.3%
Federal National Mortgage Assn. Nts., 1%, 9/27/17	2,429,000	2,433,814
United States Treasury Nts.:
0.75%, 2/28/18	418,000	414,571
1.50%, 5/31/19[9]	4,530,000	4,551,237
Total U.S. Government Obligations (Cost $7,389,701)		7,399,622

Non-Convertible Corporate Bonds and Notes—19.8%
Consumer Discretionary—2.5%
Auto Components—0.1%
Johnson Controls, Inc.:
1.40% Sr. Unsec. Nts., 11/2/17	409,000	406,962
4.625% Sr. Unsec. Nts., 7/2/44	1,032,000	1,120,351
		1,527,313

Automobiles—0.5%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[3]	1,775,000	1,780,614
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,218,000	1,906,242
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	4,903,000	5,070,320
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,821,000	2,270,683
Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[3]	1,960,000	1,955,337
Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[3]	1,502,000	1,545,669
		14,528,865

Diversified Consumer Services—0.1%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	2,155,000	2,289,688

Hotels, Restaurants & Leisure—0.2%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	560,000	561,864
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	1,860,000	1,865,489
Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	336,000	347,678
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	944,000	1,116,344
Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	1,797,000	1,923,056
		5,814,431

Household Durables—0.3%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	1,897,000	1,996,592
Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	2,125,000	2,178,125
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	1,893,000	1,921,395
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	521,000	522,260

31 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Household Durables (Continued)
Whirlpool Corp.: (Continued)
1.65% Sr. Unsec. Nts., 11/1/17	$510,000	$513,530
		7,131,902

Leisure Equipment & Products—0.1%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	2,288,000	2,265,733

Media—0.7%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	786,000	1,027,564
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	2,083,000	2,200,169
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,025,000	1,494,838
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	816,000	926,576
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	1,315,000	1,356,963
Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	311,000	329,466
9.15% Debs., 2/1/23	560,000	772,028
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	1,000,000	1,060,275
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	2,107,000	2,164,942
Numericable-SFR, 4.875% Sr. Sec. Nts., 5/15/19[3]	2,018,000	2,025,568
Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[3]	433,000	447,573
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[3]	1,157,000	1,196,013
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	2,331,000	2,340,203
Time Warner, Inc., 4.65% Sr. Unsec. Nts., 6/1/44	594,000	646,143
Viacom, Inc.:
2.50% Sr. Unsec. Nts., 12/15/16	835,000	854,257
4.85% Sr. Unsec. Nts., 12/15/34	729,000	753,514
		19,596,092

Multiline Retail—0.1%
Family Tree Escrow LLC, 5.75% Sr. Unsec. Nts., 3/1/23[3]	2,295,000	2,426,963
Macy’s Retail Holdings, Inc., 4.50% Sr. Unsec. Nts., 12/15/34	544,000	573,885
		3,000,848

Specialty Retail—0.2%
Bed Bath & Beyond, Inc., 5.165% Sr. Unsec. Nts., 8/1/44	546,000	594,584
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	2,142,000	2,245,887
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	649,000	776,684
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,019,000	2,057,942
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	16,000	17,040
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	960,000	972,621
		6,664,758

Textiles, Apparel & Luxury Goods—0.2%
Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22	1,745,000	1,928,225

32 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Textiles, Apparel & Luxury Goods (Continued)
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	$2,071,000	$2,117,597
		4,045,822

Consumer Staples—1.1%
Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,646,000	2,562,652
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	1,996,000	2,038,415
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[3]	1,944,000	1,996,263
4.25% Sr. Unsec. Nts., 7/15/22[3]	1,313,000	1,414,013
		8,011,343

Food & Staples Retailing—0.3%
CVS Health Corp., 5.30% Sr. Unsec. Nts., 12/5/43	510,000	629,068
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	1,033,000	1,126,452
Kroger Co., 6.90% Sr. Unsec. Nts., 4/15/38	546,000	748,169
Kroger Co. (The), 6.40% Sr. Unsec. Nts., 8/15/17	1,928,000	2,151,594
Walgreens Boots Alliance, Inc., 1.75% Sr. Unsec. Nts., 11/17/17	970,000	980,418
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,043,000	1,163,795
		6,799,496

Food Products—0.4%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	1,412,000	1,434,038
8.50% Sr. Unsec. Nts., 6/15/19	1,799,000	2,203,777
ConAgra Foods, Inc., 1.35% Sr. Unsec. Nts., 9/10/15	1,271,000	1,272,593
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	1,315,000	1,317,233
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	2,165,000	2,235,362
Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	667,000	751,145
6.60% Sr. Unsec. Nts., 4/1/16	1,728,000	1,829,691
		11,043,839

Tobacco—0.1%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,209,000	2,154,128
Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	1,732,000	1,925,885
		4,080,013

Energy—1.8%
Energy Equipment & Services—0.1%
Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16	1,532,000	1,536,314
4.625% Sr. Unsec. Nts., 9/15/21	790,000	764,127
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	809,000	782,622
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	600,000	524,871
		3,607,934

Oil, Gas & Consumable Fuels—1.7%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	1,002,000	1,244,934

33 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	$2,056,000	$2,049,201
DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[3]	1,290,000	1,312,365
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,012,000	1,098,241
El Paso Pipeline Partners Operating Co. LLC, 4.10% Sr. Unsec. Nts., 11/15/15	790,000	807,052
EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	1,802,000	1,797,974
4.40% Sr. Unsec. Nts., 4/1/24	534,000	569,218
Enterprise Products Operating LLC, 3.75% Sr. Unsec. Nts., 2/15/25	928,000	966,807
Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[3]	2,444,000	2,635,761
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[3]	14,000,000	13,137,264
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	594,000	628,549
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[3]	2,066,000	2,102,044
5.45% Sr. Unsec. Nts., 10/14/21[3]	1,326,000	1,442,445
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	460,000	463,047
Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	2,024,000	2,204,984
Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	1,713,000	1,761,339
Southwestern Energy Co., 4.05% Sr. Unsec. Nts., 1/23/20	2,071,000	2,123,744
Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	1,078,000	1,184,568
4.75% Sr. Unsec. Nts., 3/15/24	888,000	990,925
Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	1,466,000	1,511,200
Williams Partners LP:
3.60% Sr. Unsec. Nts., 3/15/22	969,000	970,330
4.50% Sr. Unsec. Nts., 11/15/23	2,156,000	2,264,479
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[3]	1,753,000	1,878,636
		45,145,107

Financials—7.1%
Capital Markets—1.5%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[3]	1,662,000	1,701,414
Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[3]	2,067,000	2,268,169
Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24	3,046,000	3,173,280
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[2,10]	5,993,000	4,726,979
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 1/23/25	2,295,000	2,323,325
5.70% Jr. Sub. Perpetual Bonds, Series L2,10	2,206,000	2,285,967
Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	562,000	559,721
4.25% Sr. Unsec. Nts., 11/14/20	1,678,000	1,788,975
Macquarie Bank Ltd., 2.40% Sr. Unsec. Nts., 1/21/20[3]	2,764,000	2,764,846
Mellon Capital IV, 4% Jr. Sub. Perpetual Bonds[2,10]	6,000,000	5,062,500
Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	1,340,000	1,382,411

34 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Capital Markets (Continued)
Morgan Stanley: (Continued)
5.00% Sub. Nts., 11/24/25	$2,067,000	$2,280,955
6.25% Sr. Unsec. Nts., 8/28/17	1,000,000	1,110,134
5.45% Jr. Sub. Perpetual Bonds, Series H2,10	2,261,000	2,316,394
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	1,864,000	1,881,048
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	1,477,000	1,703,266
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[2,10]	3,098,000	3,221,920
		40,551,304

Commercial Banks—3.3%
Bank of America Corp.:
7.75% Jr. Sub. Nts., 5/14/38	1,818,000	2,644,436
8.00% Jr. Sub. Perpetual Bonds, Series K2,10	2,153,000	2,308,662
Citigroup, Inc.:
2.40% Sr. Unsec. Nts., 2/18/20	3,687,000	3,676,920
6.675% Sub. Nts., 9/13/43	1,056,000	1,409,423
5.95% Jr. Sub. Perpetual Bonds, Series D2,10	2,293,000	2,324,529
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[2,4,10]	1,825,000	2,176,313
FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	2,179,000	2,274,305
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[2]	4,460,000	4,555,890
HSBC USA, Inc., 2.35% Sr. Unsec. Nts., 3/5/20[8]	775,000	776,707
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[3]	1,985,000	2,047,885
JPMorgan Chase & Co.:
3.625% Sr. Unsec. Nts., 5/13/24	4,340,000	4,507,107
7.90% Jr. Sub. Perpetual Bonds, Series 1[2,10]	4,500,000	4,879,687
6.75% Jr. Sub. Perpetual Bonds, Series S2,10	1,947,000	2,111,872
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[2,3,10]	1,913,000	2,156,907
Manufacturers & Traders Trust Co., 2.90% Sr. Unsec. Nts., 2/6/25	2,249,000	2,232,333
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,4,10]	2,765,000	2,875,600
Regions Bank, Birmingham AL, 6.45% Sub. Nts., 6/26/37	1,608,000	2,022,782
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U2,10	2,000,000	2,210,000
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,3,10]	1,980,000	2,073,060
SunTrust Banks, Inc.:
3.60% Sr. Unsec. Nts., 4/15/16	1,987,000	2,044,929
5.625% Jr. Sub. Perpetual Bonds[2,10]	2,158,000	2,215,996
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[2,10]	11,000,000	10,986,250
Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[2,10]	849,000	895,695
7.98% Jr. Sub. Perpetual Bonds, Series K2,10	18,000,000	19,755,000
5.90% Jr. Sub. Perpetual Bonds, Series S2,10	1,719,000	1,795,805
		86,958,093

Consumer Finance—0.3%
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	1,699,000	2,198,081

35 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Finance (Continued)
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	$2,741,000	$2,708,982
Discover Financial Services, 3.95% Sr. Unsec. Nts., 11/6/24	1,635,000	1,670,045
Synchrony Financial:
2.70% Sr. Unsec. Nts., 2/3/20	1,664,000	1,664,889
3.75% Sr. Unsec. Nts., 8/15/21	720,000	747,792
		8,989,789

Diversified Financial Services—0.1%
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	2,050,000	2,137,125

Insurance—1.5%
AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[3]	1,692,000	1,972,823
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,583,000	1,804,487
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[3]	1,485,000	1,601,050
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[3]	2,276,000	2,424,072
4.85% Sr. Unsec. Nts., 8/1/44[3]	1,213,000	1,306,750
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[2]	4,008,000	3,905,295
MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39	10,000,000	16,740,000
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[2]	1,281,000	1,304,763
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,4,10]	3,920,000	4,123,840
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	2,138,000	2,262,979
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,4]	2,238,000	2,391,862
		39,837,921

Real Estate—0.0%
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	800,000	797,471

Real Estate Investment Trusts (REITs)—0.3%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	922,000	1,007,615
5.90% Sr. Unsec. Nts., 11/1/21	1,053,000	1,205,746
Corrections Corp. of America:
4.125% Sr. Unsec. Nts., 4/1/20	1,328,000	1,347,920
4.625% Sr. Unsec. Nts., 5/1/23	661,000	664,305
Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	963,000	995,568
Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	1,312,000	1,405,115
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[3]	1,303,000	1,308,981
		7,935,250

Real Estate Management & Development—0.1%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	2,476,000	2,485,114

Health Care—1.1%
Biotechnology—0.1%
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	1,154,000	1,464,920

Health Care Equipment & Supplies—0.2%
Becton Dickinson & Co., 4.685% Sr. Unsec. Nts., 12/15/44	1,266,000	1,388,122

36 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
CareFusion Corp.:
1.45% Sr. Unsec. Nts., 5/15/17	$1,914,000	$1,917,428
3.875% Sr. Unsec. Nts., 5/15/24	934,000	973,205
DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	2,135,000	2,176,705
		6,455,460

Health Care Providers & Services—0.5%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	1,064,000	1,102,676
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	2,120,000	2,220,700
Express Scripts Holding Co., 3.50% Sr. Unsec. Nts., 6/15/24	1,720,000	1,762,364
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	1,706,000	1,923,515
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	2,184,000	2,217,175
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	2,150,000	2,295,125
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	950,000	1,091,098
		12,612,653

Life Sciences Tools & Services—0.1%
Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	123,000	125,638
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	605,000	650,732
5.00% Sr. Unsec. Nts., 6/1/15	881,000	891,299
5.30% Sr. Unsec. Nts., 2/1/44	717,000	853,041
		2,520,710

Pharmaceuticals—0.2%
Actavis Funding SCS, 1.30% Sr. Unsec. Nts., 6/15/17	1,250,000	1,235,212
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	1,756,000	1,990,614
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	1,929,000	1,929,000
		5,154,826

Industrials—1.6%
Aerospace & Defense—0.2%
BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[3]	1,667,000	1,755,484
L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	497,000	492,543
3.95% Sr. Unsec. Nts., 5/28/24	1,397,000	1,427,988
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	530,000	597,374
Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	628,000	648,675
4.30% Sr. Unsec. Nts., 3/1/24	957,000	1,012,521
		5,934,585

Building Products—0.1%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,974,000	2,076,237

Commercial Services & Supplies—0.3%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	1,786,000	1,830,650
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,654,000	2,764,083

37 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
R.R. Donnelley & Sons Co., 7.625% Sr. Unsec. Nts., 6/15/20	$2,025,000	$2,298,375
Republic Services, Inc., 5.70% Sr. Unsec. Nts., 5/15/41	909,000	1,155,805
		8,048,913

Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	1,478,000	1,548,353

Industrial Conglomerates—0.1%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B2,10	3,284,000	3,665,765

Machinery—0.2%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	938,000	1,001,188
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	1,793,000	1,929,727
Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	1,748,000	1,824,400
		4,755,315

Professional Services—0.2%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[3]	1,948,000	1,961,118
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	2,205,000	2,249,100
		4,210,218

Road & Rail—0.2%
Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	1,655,000	1,686,845
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[3]	669,000	681,105
Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	1,687,000	1,665,901
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[3]	1,862,000	1,891,120
4.25% Sr. Unsec. Nts., 1/17/23[3]	865,000	905,978
		6,830,949

Trading Companies & Distributors—0.2%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	2,199,000	2,275,965
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	1,948,000	2,147,670
		4,423,635

Information Technology—0.9%
Communications Equipment—0.1%
Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	1,628,000	1,634,309

Electronic Equipment, Instruments, & Components—0.2%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	2,152,000	2,362,943
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	2,620,000	2,813,752
		5,176,695

IT Services—0.2%
Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	1,804,000	1,801,730

38 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
IT Services (Continued)
Fidelity National Information Services, Inc.: (Continued)
3.50% Sr. Unsec. Nts., 4/15/23	$1,105,000	$1,108,470
Xerox Corp.:
2.75% Sr. Unsec. Nts., 9/1/20	969,000	968,890
2.95% Sr. Unsec. Nts., 3/15/17	798,000	822,485
6.75% Sr. Unsec. Nts., 2/1/17	398,000	437,144
		5,138,719

Semiconductors & Semiconductor Equipment—0.1%
Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25[3]	2,290,000	2,352,975

Software—0.1%
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[3]	2,270,000	2,360,800
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	1,524,000	1,612,785
		3,973,585

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	1,124,000	1,257,459
Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	1,789,000	1,825,506
Seagate HDD Cayman:
3.75% Sr. Unsec. Nts., 11/15/18	1,660,000	1,721,576
4.75% Sr. Unsec. Nts., 1/1/25[3]	846,000	897,505
		5,702,046

Materials—1.5%
Chemicals—0.4%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	931,000	929,488
4.125% Sr. Unsec. Nts., 3/15/35	465,000	459,999
Eastman Chemical Co.:
3.00% Sr. Unsec. Nts., 12/15/15	973,000	989,544
4.65% Sr. Unsec. Nts., 10/15/44	565,000	596,200
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	558,000	632,938
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	1,340,000	1,353,330
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	2,065,000	2,153,795
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,901,000	1,859,515
Valspar Corp. (The), 3.30% Sr. Unsec. Nts., 2/1/25	638,000	639,659
		9,614,468

Construction Materials—0.2%
CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	1,748,000	1,792,817
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[3]	2,242,000	2,306,458
		4,099,275

Containers & Packaging—0.3%
Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	1,905,000	1,881,188
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	525,000	525,468
4.50% Sr. Unsec. Nts., 11/1/23	1,393,000	1,495,373

39 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Containers & Packaging (Continued)
Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	$3,292,000	$3,355,815
Silgan Holdings, Inc., 5% Sr. Unsec. Nts., 4/1/20	1,742,000	1,816,035
		9,073,879

Metals & Mining—0.2%
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	595,000	605,788
Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	487,000	447,204
Glencore Canada Corp., 6% Sr. Unsec. Unsub. Nts., 10/15/15	1,687,000	1,736,000
Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[3]	1,768,000	1,862,517
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	622,000	648,567
Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	1,063,000	1,061,042
		6,361,118

Paper & Forest Products—0.4%
Appvion, Inc., 9% Sec. Nts., 6/1/20[3]	15,000,000	10,368,750
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	874,000	918,955
		11,287,705

Telecommunication Services—1.1%
Diversified Telecommunication Services—1.0%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	1,264,000	1,197,768
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,383,000	2,250,050
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	1,900,000	2,094,750
Cox Communications, Inc.:
3.85% Sr. Unsec. Nts., 2/1/25[3]	1,243,000	1,284,065
5.875% Sr. Unsec. Nts., 12/1/16[3]	2,103,000	2,266,903
Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	2,138,000	2,245,903
Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	2,085,000	2,241,375
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	1,157,000	1,342,120
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	806,000	1,104,886
T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	1,730,000	1,822,987
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	923,000	946,278
4.50% Sr. Unsec. Nts., 9/15/20	4,749,000	5,226,916
5.012% Sr. Unsec. Nts., 8/21/54[3]	520,000	545,629
6.40% Sr. Unsec. Nts., 2/15/38	968,000	1,223,825
		25,793,455

Wireless Telecommunication Services—0.1%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	770,000	790,428
Rogers Communications, Inc., 6.75% Sr. Unsec. Nts., 3/15/15	554,000	555,069
Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	554,000	552,232

40 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Wireless Telecommunication Services (Continued)
Vodafone Group plc: (Continued)
6.25% Sr. Unsec. Nts., 11/30/32	$605,000	$742,674
		2,640,403

Utilities—1.1%
Electric Utilities—0.5%
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[3]	560,000	644,365
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[3]	2,130,000	2,341,147
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[3]	2,010,000	2,239,192
ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	1,670,000	1,728,635
5.30% Sr. Unsec. Nts., 7/1/43	510,000	608,118
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	407,465
PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	1,413,000	1,459,606
4.20% Sr. Sec. Nts., 6/15/22	678,000	736,458
PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	2,185,000	2,498,755
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	1,394,000	1,458,389
		14,122,130

Independent Power and Renewable Electricity Producers—0.1%
Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	1,335,000	1,350,216
NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[3]	1,691,000	1,792,460
		3,142,676

Multi-Utilities—0.5%
Berkshire Hathaway Energy Co., 4.50% Sr. Unsec. Nts., 2/1/45	1,124,000	1,248,708
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	1,629,000	1,771,239
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	1,021,000	1,088,584
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	1,791,000	2,021,342
Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	505,000	571,389
Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	859,000	942,649
Dominion Resources, Inc., 2.50% Sr. Unsec. Nts., 12/1/19	1,550,000	1,575,495
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	926,000	1,065,863
TECO Finance, Inc., 6.75% Sr. Unsec. Nts., 5/1/15	1,168,000	1,179,597
		11,464,866
Total Non-Convertible Corporate Bonds and Notes (Cost $509,365,330)		526,526,094

Convertible Corporate Bonds and Notes—0.8%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[4]	18,500,000	20,257,500
SEACOR Holdings, Inc.:
2.50% Cv. Sr. Unsec. Nts., 12/15/27	1,000,000	1,051,875

41 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

							Principal Amount	Value
Convertible Corporate Bonds and Notes (Continued)
SEACOR Holdings, Inc.: (Continued)
3.00% Cv. Sr. Unsec. Nts., 11/15/28							$666,000	$593,515
Total Convertible Corporate Bonds and Notes (Cost $21,736,033)								21,902,890

Corporate Loans—4.0%
Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 6/28/19[2]							17,730,000	17,397,563
AZ Chem US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/10/21[2]							14,013,699	14,031,216
Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C3, 2.42%, 10/31/18[2]							9,850,500	9,903,860
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[2]							9,850,000	9,828,113
Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.25%, 6/20/16[2]							20,000,000	20,125,000
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[2]							17,511,840	17,406,768
International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.50%, 2/26/21[2]							17,000,000	17,037,196
Total Corporate Loans (Cost $105,769,007)								105,729,716

			Exercise Expiration
			Price	Date			Contracts
Exchange-Traded Options Purchased—0.0%
S&P 500 Index Call[1]			USD 2,150.000	5/15/15	USD		162	380,700
S&P 500 Index Call[1]			USD 2,140.000	3/20/15	USD		165	90,750
S&P 500 Index Call[1]			USD 2,125.000	3/20/15	USD		225	227,250
Total Exchange-Traded Options Purchased (Cost $1,377,477)								698,700

		Pay/Receive					Notional
		Floating	Floating	Fixed Expiration			Amount
	Counterparty	Rate	Rate	Rate	Date		(000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 1/25/26 Put[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.870%	1/21/16	JPY	5,406,000	16,011
Interest Rate Swap maturing 11/22/27 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,437,000	1,316,905
Interest Rate Swap maturing 2/28/27 Put[1]	JPM	Receive	Three- Month USD BBA LIBOR	4.500	2/24/17	USD	50,000	438,833

42 OPPENHEIMER CAPITAL INCOME FUND

		Pay/Receive					Notional
		Floating	Floating	Fixed Expiration			Amount
	Counterparty	Rate	Rate	Rate	Date		(000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 4/13/26 Call[1]	JPM	Receive	Three- Month USD BBA LIBOR	3.468%	4/11/16	USD	33,000	$299,186
Interest Rate Swap maturing 4/13/26 Call[1]	JPM	Receive	Three- Month USD BBA LIBOR	3.410	4/11/16	USD	33,000	321,133
Interest Rate Swap maturing 4/27/26 Call[1]	JPM	Receive	Three- Month USD BBA LIBOR	3.373	4/25/16	USD	30,000	323,437
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $8,747,006)								2,715,505

	Shares
Investment Companies—24.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[11,12]	311,242,379	311,242,379
Oppenheimer Master Loan Fund, LLC[1,11]	18,401,410	269,162,645
Oppenheimer Ultra-Short Duration Fund, Cl. Y11	6,068,306	60,804,425
SPDR Gold Trust Exchange Traded Fund[1,13]	166,000	19,282,560
Total Investment Companies (Cost $664,941,751)		660,492,009

Total Investments, at Value (Cost $2,879,591,604)	113.0%	3,004,234,360
Net Other Assets (Liabilities)	(13.0)	(344,628,700)
Net Assets	100.0%	$2,659,605,660

Footnotes to Consolidated Statement of Investments

*February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

1. Non-income producing security.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $269,652,633 or 10.14% of the Fund’s net assets as of February 27, 2015.

43 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

4. Restricted security. The aggregate value of restricted securities as of February 27, 2015 was $100,939,281, which represents 3.80% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.434%, 5/10/32	5/14/13-1/9/15	$16,741,670	$17,104,313	$362,643
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.442%, 6/15/32	7/28/10-10/21/10	23,448,462	23,501,596	53,134
Airspeed Ltd., Series 2007-1A, Cl. G2, 0.452%, 6/15/32	4/8/11	8,248,314	8,178,065	(70,249)
Blade Engine Securitization Ltd., Series 2006-1A, Cl. B, 3.173%, 9/15/41	11/10/09	4,609,814	2,826,143	(1,783,671)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.473%, 9/15/41	4/19/13-5/29/13	16,987,620	17,017,239	29,619
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40	9/23/13-12/11/14	20,070,033	20,257,500	187,467
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14-11/13/14	2,099,417	2,176,313	76,896
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	2,800,150	2,875,600	75,450
Raspro Trust, Series 2005-1A, Cl. G, 0.647%, 3/23/24	6/11/13	463,883	486,810	22,927
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10-2/3/15	3,737,267	4,123,840	386,573
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13-12/8/14	2,343,026	2,391,862	48,836
		$101,549,656	$100,939,281	$(610,375)

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $9,637,575 or 0.36% of the Fund’s net assets as of February 27, 2015.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $171,321 or 0.01% of the Fund’s net assets as of February 27, 2015.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after February 27, 2015. See Note 4 of the accompanying Consolidated Notes.

44 OPPENHEIMER CAPITAL INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

9. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 5 of the accompanying Consolidated Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended February 27, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 29, 2014[a]	Gross Additions	Gross Reductions	Shares February 27, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	142,722,250	683,773,794	515,253,665	311,242,379
Oppenheimer Master Loan Fund, LLC	18,401,410	—	—	18,401,410
Oppenheimer Ultra-Short Duration Fund, Cl. Y	6,058,107	10,199	—	6,068,306

	Value	Income	Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E	$311,242,379	$126,654	$—
Oppenheimer Master Loan Fund, LLC	269,162,645	7,283,216[b]	(2,813,393)[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	60,804,425	95,611	—
Total	$641,209,449	$7,505,481	$(2,813,393)

a. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

12. Rate shown is the 7-day yield as of February 27, 2015.

13. All or a portion of this security is owned by the subsidiary. See accompanying Consolidated Notes.

Forward Currency Exchange Contracts as of February 27, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation
BOA	04/2015	USD	8,533	AUD	$277,885	$277,885
BOA	04/2015	USD	25,814	JPY	380,679	380,679
JPM	04/2015	USD	19,460	EUR	506,282	506,282
MSCO	04/2015	USD	20,964	CAD	174,576	174,576
Total Unrealized Appreciation						$1,339,422

Futures Contracts as of February 27, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
90 Day Euro	CME	Sell	12/19/16	125	$30,745,313	$(198,301)
Euro-BTP	EUX	Sell	3/9/15	50	7,883,148	(386,731)
United States Treasury Long Bonds	CBT	Buy	6/19/15	21	3,398,719	7,227
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/15	175	38,251,172	(15,408)
United States Treasury Nts., 5 yr.	CBT	Sell	6/30/15	85	10,138,906	(6,861)

45 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
Description		Exchange	Buy/Sell	Expiration Date		Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Nts., 10 yr.		CBT	Sell	6/19/15		637	$81,406,609	$(244,332)
United States Treasury Ultra Bonds		CBT	Buy	6/19/15		239	40,219,219	228,885
								$(615,521)

Centrally Cleared Credit Default Swaps at February 27, 2015
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.IG.22		Sell	1.000%	6/20/19	USD	25,000	$496,010	$533,836
CDX.NA.HY.22		Buy	5.000	6/20/19	USD	19,600	(1,700,300)	(1,746,004)
iTraxx.Main.21		Buy	1.000	6/20/19	EUR	19,000	(496,756)	(554,277)
Total of Centrally Cleared Credit Default Swaps							$(1,701,046)	$(1,766,445)

Over-the-Counter Credit Default Swaps at February 27, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Federative Republic of Brazil	GSG	Buy	1.000%	3/20/20	USD	5,000	$326,220	$313,035
Federative Republic of Brazil	JPM	Buy	1.000	3/20/20	USD	10,000	448,843	626,071
Kingdom of Spain	BOA	Buy	1.000	3/20/20	USD	15,000	15,205	(50,194)
Portuguese Republic	JPM	Buy	1.000	3/20/20	USD	3,790	211,554	54,188
Portuguese Republic	JPM	Buy	1.000	3/20/20	USD	6,210	319,151	88,788
Total of Over-the-Counter Credit Default Swaps							$1,320,973	$1,031,888

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$25,000,000	$-	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at February 27, 2015
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
Blackstone Group LP	GSG	Receive	Twelve-Month USD BBA LIBOR plus 53 basis points	12/4/15	USD	14,948	$348,685

46 OPPENHEIMER CAPITAL INCOME FUND

Over-the-Counter Total Return Swaps (Continued)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations

BOA	Bank of America NA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen

Definitions

BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
CDX.IG.22	Markit CDX Investment Grade Index
CDX.NA.HY.22	Markit CDX North American High Yield
iTraxx.Main 21	Credit Default Swap Trading Index for a Specific Basket of Securities

Exchange Abbreviations

CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange
OTC	Over-the-Counter

See accompanying Notes to Consolidated Financial Statements.

47 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES February 27, 20151 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,234,530,985)	$2,363,024,911
Affiliated companies (cost $645,060,619)	641,209,449

3,004,234,360

Cash	5,933,934

Cash used for collateral on futures	1,400,000

Cash used for collateral on centrally cleared swaps	2,684,954

Unrealized appreciation on foreign currency exchange contracts	1,339,422

Swaps, at value (premiums received $1,305,768)	1,430,767

Centrally cleared swaps, at value (premiums received $496,010)	533,836

Receivables and other assets:
Investments sold (including $41,646,797 sold on a when-issued or delayed delivery basis)	50,475,070
Interest, dividends and principal paydowns	10,671,295
Shares of beneficial interest sold	7,864,505
Variation margin receivable	113,169
Other	351,099

Total assets	3,087,032,411

Liabilities
Swaps, at value (premiums received $15,205)	50,194

Centrally cleared swaps, at value (premiums paid $2,197,056)	2,300,281

Payables and other liabilities:
Investments purchased (including $384,391,028 purchased on a when-issued or delayed delivery basis)	420,276,712
Shares of beneficial interest redeemed	3,983,452
Distribution and service plan fees	438,030
Trustees’ compensation	166,758
Variation margin payable	137,696
Shareholder communications	21,425
Other	52,203

Total liabilities	427,426,751

Net Assets	$2,659,605,660

Composition of Net Assets
Par value of shares of beneficial interest	$268,555

Additional paid-in capital	2,874,147,400

Accumulated net investment income	17,543,304

Accumulated net realized loss on investments and foreign currency transactions	(357,679,915)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	125,326,316

Net Assets	$2,659,605,660

48 OPPENHEIMER CAPITAL INCOME FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,792,175,130 and 180,081,704 shares of beneficial interest outstanding)	$9.95
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.56

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,510,712 and 2,621,327 shares of beneficial interest outstanding)	$9.73

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $381,518,030 and 39,539,914 shares of beneficial interest outstanding)	$9.65

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $12,936,187 and 1,300,360 shares of beneficial interest outstanding)	$9.95

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,358,890 and 2,682,629 shares of beneficial interest outstanding)	$9.83

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $421,106,711 and 42,329,039 shares of beneficial interest outstanding)	$9.95

1. February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

49 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended February 27, 20151 Unaudited

Allocation of Income and Expenses from Master Fund[2]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$7,214,862
Dividends	68,354
Net expenses	(461,050)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	6,822,166

Investment Income
Interest	22,345,002

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $143,084)	14,477,393
Affiliated companies	222,265

Fee income on when-issued securities	2,826,112

Total investment income	39,870,772

Expenses
Management fees	6,658,976

Distribution and service plan fees:
Class A	2,026,654
Class B	131,902
Class C	1,675,917
Class R	58,833

Transfer and shareholder servicing agent fees:
Class A	1,903,284
Class B	29,127
Class C	368,823
Class I	1,800
Class R	26,845
Class Y	389,828

Shareholder communications:
Class A	36,716
Class B	2,304
Class C	4,660
Class R	576
Class Y	2,032

Trustees’ compensation	47,918

Custodian fees and expenses	9,699

Other	175,661

Total expenses	13,551,555
Less reduction to custodian expenses	(56)
Less waivers and reimbursements of expenses	(696,082)

Net expenses	12,855,417

Net Investment Income	33,837,521

50 OPPENHEIMER CAPITAL INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies (includes premiums on options exercised)	$78,925,448
Closing and expiration of futures contracts	2,093,263
Foreign currency transactions	8,109,606
Swap contracts	2,734,120

Net realized loss allocated from Oppenheimer Master Loan Fund, LLC	(2,813,393)

Net realized gain	89,049,044

Net change in unrealized appreciation/depreciation on:
Investments	(88,826,274)
Translation of assets and liabilities denominated in foreign currencies	(1,928,080)
Futures contracts	(1,373,408)
Swap contracts	1,061,156

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	(3,267,215)

Net change in unrealized appreciation/depreciation	(94,333,821)

Net Increase in Net Assets Resulting from Operations	$28,552,744

1. February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

51 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014[1]

Operations
Net investment income	$33,837,521	$72,001,578

Net realized gain	89,049,044	61,127,118

Net change in unrealized appreciation/depreciation	(94,333,821)	87,655,084

Net increase in net assets resulting from operations	28,552,744	220,783,780

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(32,183,207)	(51,014,563)
Class B	(394,740)	(742,478)
Class C	(5,295,794)	(5,616,817)
Class I	(247,091)	(136,486)
Class R2	(420,343)	(644,299)
Class Y	(7,080,955)	(4,983,131)

	(45,622,130)	(63,137,774)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	75,579,827	93,742,312
Class B	(3,244,319)	(7,075,925)
Class C	87,432,671	96,329,387
Class I	2,123,804	10,640,476
Class R2	2,727,751	2,040,556
Class Y	141,961,149	162,382,444

	306,580,883	358,059,250

Net Assets
Total increase	289,511,497	515,705,256

Beginning of period	2,370,094,163	1,854,388,907

End of period (including accumulated net investment income of $17,543,304 and $29,327,913, respectively)	$2,659,605,660	$2,370,094,163

1. February 27, 2015 and August 29, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 2 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

52 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$10.03	$9.29	$9.17	$8.70	$8.18	$7.50

Income (loss) from investment operations:
Net investment income[2]	0.14	0.34	0.29	0.28	0.31	0.30
Net realized and unrealized gain (loss)	(0.04)	0.71	0.19	0.54	0.58	0.53
Total from investment operations	0.10	1.05	0.48	0.82	0.89	0.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.31)	(0.36)	(0.35)	(0.37)	(0.15)

Net asset value, end of period	$9.95	$10.03	$9.29	$9.17	$8.70	$8.18

Total Return, at Net Asset Value[3]	1.05%	11.44%	5.30%	9.69%	11.06%	11.13%

Ratios/Supplemental Data
Net assets, end of period
(in thousands)	$1,792,175	$1,730,245	$1,512,076	$1,422,232	$1,423,082	$1,450,829

Average net assets (in thousands)	$1,744,757	$1,627,867	$1,468,782	$1,400,955	$1,486,145	$1,512,770

Ratios to average net assets:[4]
Net investment income	2.81%[5]	3.55%[5]	3.07%[5]	3.18%[5]	3.55%[5]	3.75%
Total expenses[6]	1.05%[5]	1.04%[5]	0.98%[5]	1.00%[5]	0.99%[5]	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%[5]	0.98%[5]	0.93%[5]	0.96%[5]	0.96%[5]	0.90%

Portfolio turnover rate[7]	50%	93%	84%	80%	92%	77%

53 OPPENHEIMER CAPITAL INCOME FUND

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	1.07%
Year Ended August 29, 2014	1.06%
Year Ended August 30, 2013	1.00%
Year Ended August 31, 2012	1.02%
Year Ended August 31, 2011	1.01%
Year Ended August 31, 2010	1.04%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 27, 2015	$2,045,337,323	$1,887,688,722
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286

See accompanying Notes to Consolidated Financial Statements.

54 OPPENHEIMER CAPITAL INCOME FUND

Class B	Six Months Ended February 27, 2015[1] (Unaudited)		Year Ended August 29, 2014 [1]		Year Ended August 30, 2013 [1]		Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$9.81		$9.09		$8.98		$8.51		$8.01		$7.36
Income (loss) from investment operations:
Net investment income[2]	0.10		0.26		0.19		0.19		0.22		0.22
Net realized and unrealized gain (loss)	(0.04)		0.68		0.19		0.54		0.57		0.52
Total from investment operations	0.06		0.94		0.38		0.73		0.79		0.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)		(0.22)		(0.27)		(0.26)		(0.29)		(0.09)
Net asset value, end of period	$9.73		$9.81		$9.09		$8.98		$8.51		$8.01

Total Return, at Net Asset Value[3]	0.65%		10.48%		4.24%		8.80%		9.94%		10.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,511		$29,021		$33,683		$43,790		$50,221		$65,079
Average net assets (in thousands)	$26,703		$30,985		$38,619		$45,562		$60,410		$75,369
Ratios to average net assets:[4]
Net investment income	2.05%	[5]	2.70%	[5]	2.10%	[5]	2.20%	[5]	2.55%	[5]	2.81%
Total expenses[6]	1.83%	[5]	1.94%	[5]	2.07%	[5]	2.12%	[5]	2.12%	[5]	2.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	[5]	1.83%	[5]	1.94%	[5]	1.94%	[5]	1.97%	[5]	1.85%
Portfolio turnover rate[7]	50%		93%		84%		80%		92%		77%

55 OPPENHEIMER CAPITAL INCOME FUND

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	1.85%
Year Ended August 29, 2014	1.96%
Year Ended August 30, 2013	2.09%
Year Ended August 31, 2012	2.14%
Year Ended August 31, 2011	2.14%
Year Ended August 31, 2010	2.16%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 27, 2015	$2,045,337,323	$1,887,688,722
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286

See accompanying Notes to Consolidated Financial Statements.

56 OPPENHEIMER CAPITAL INCOME FUND

Class C	Six Months Ended February 27, 2015[1] (Unaudited)		Year Ended August 29, 2014 [1]		Year Ended August 30, 2013 [1]		Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$9.74		$9.03		$8.93		$8.47		$7.98		$7.33
Income (loss) from investment operations:
Net investment income[2]	0.10		0.26		0.20		0.20		0.23		0.23
Net realized and unrealized gain (loss)	(0.04)		0.69		0.19		0.53		0.56		0.52
Total from investment operations	0.06		0.95		0.39		0.73		0.79		0.75
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)		(0.24)		(0.29)		(0.27)		(0.30)		(0.10)
Net asset value, end of period	$9.65		$9.74		$9.03		$8.93		$8.47		$7.98

Total Return, at Net Asset Value[3]	0.63%		10.66%		4.41%		8.91%		10.00%		10.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$381,518		$296,136		$182,920		$112,220		$98,566		$100,299
Average net assets (in thousands)	$338,291		$230,619		$140,184		$101,423		$102,156		$106,999
Ratios to average net assets:[4]
Net investment income	2.03%	[5]	2.76%	[5]	2.24%	[5]	2.32%	[5]	2.67%	[5]	2.88%
Total expenses[6]	1.82%	[5]	1.82%	[5]	1.80%	[5]	1.86%	[5]	1.87%	[5]	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	[5]	1.76%	[5]	1.75%	[5]	1.82%	[5]	1.84%	[5]	1.77%
Portfolio turnover rate[7]	50%		93%		84%		80%		92%		77%

57 OPPENHEIMER CAPITAL INCOME FUND

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	1.84%
Year Ended August 29, 2014	1.84%
Year Ended August 30, 2013	1.82%
Year Ended August 31, 2012	1.88%
Year Ended August 31, 2011	1.89%
Year Ended August 31, 2010	1.91%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 27, 2015	$2,045,337,323	$1,887,688,722
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286

See accompanying Notes to Consolidated Financial Statements.

58 OPPENHEIMER CAPITAL INCOME FUND

Class I	Six Months Ended February 27, 2015[1] (Unaudited)	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.03	$9.60

Income (loss) from investment operations:
Net investment income[3]	0.16	0.26
Net realized and unrealized gain (loss)	(0.03)	0.31

Total from investment operations	0.13	0.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.14)

Net asset value, end of period	$9.95	$10.03

Total Return, at Net Asset Value[4]	1.28%	6.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,936	$10,894

Average net assets (in thousands)	$12,116	$7,047

Ratios to average net assets:[5,6]
Net investment income	3.24%	3.87%
Total expenses[7]	0.62%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.56%	0.58%

Portfolio turnover rate[8]	50%	93%

1. February 27, 2015 and August 29, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 27, 2013 (inception of offering) to August 29, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	0.64%
Period Ended August 29, 2014	0 .66%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 27, 2015	$2,045,337,323	$1,887,688,722
Period Ended August 29, 2014	$2,958,051,509	$2,894,379,022

See accompanying Notes to Consolidated Financial Statements.

59 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended February 27, 2015 [1] (Unaudited)	Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$9.91	$9.18	$9.07	$8.60	$8.09	$7.42

Income (loss) from investment operations:
Net investment income[2]	0.12	0.31	0.25	0.25	0.27	0.27
Net realized and unrealized gain (loss)	(0.03)	0.70	0.19	0.54	0.58	0.52

Total from investment operations	0.09	1.01	0.44	0.79	0.85	0.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.28)	(0.33)	(0.32)	(0.34)	(0.12)

Net asset value, end of period	$9.83	$9.91	$9.18	$9 .07	$8.60	$8.09

Total Return, at Net Asset Value[3]	0.94%	11.15%	4.98%	9.44%	10.65%	10.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,359	$23,798	$20,075	$20,994	$20,319	$22,533

Average net assets (in thousands)	$24,617	$22,251	$20,943	$20,340	$22,331	$24,365

Ratios to average net assets:[4]
Net investment income	2.55%[5]	3.27%[5]	2.73%[5]	2.84%[5]	3.18%[5]	3.37%
Total expenses[6]	1.30%[5]	1.32%[5]	1.33%[5]	1.34%[5]	1.35%[5]	1.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%[5]	1.26%[5]	1.28%[5]	1.30%[5]	1.32%[5]	1.28%

Portfolio turnover rate[7]	50%	93%	84%	80%	92%	77%

60 OPPENHEIMER CAPITAL INCOME FUND

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	1.32%
Year Ended August 29, 2014	1.34%
Year Ended August 30, 2013	1.35%
Year Ended August 31, 2012	1.36%
Year Ended August 31, 2011	1.37%
Year Ended August 31, 2010	1.44%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 27, 2015	$2,045,337,323	$1,887,688,722
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286

See accompanying Notes to Consolidated Financial Statements.

61 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended February 27, 2015[1] (Unaudited)	Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Period Ended August 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.03	$9.29	$9.18	$8.70	$8.63

Income (loss) from investment operations:
Net investment income[3]	0.15	0.37	0.30	0.30	0.21
Net realized and unrealized gain (loss)	(0.03)	0.70	0.19	0.55	0.00[4]

Total from investment operations	0.12	1.07	0.49	0.85	0.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.33)	(0.38)	(0.37)	(0.14)

Net asset value, end of period	$9.95	$10.03	$9.29	$9.18	$8.70

Total Return, at Net Asset Value[5]	1.19%	11.74%	5.49%	10.17%	2.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$421,107	$280,000	$105,635	$23,119	$4,890

Average net assets (in thousands)	$357,695	$162,609	$63,500	$7,746	$3,287

Ratios to average net assets:[6,7]
Net investment income	3.01%	3.77%	3.27%	3.46%	4.04%
Total expenses[8]	0.82%	0.81%	0.72%	0.69%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.75%	0.67%	0.65%	0.56%

Portfolio turnover rate[9]	50%	93%	84%	80%	92%

62 OPPENHEIMER CAPITAL INCOME FUND

1. February 27, 2015, August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from January 28, 2011 (inception of offering) to August 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 27, 2015	0.84%
Year Ended August 29, 2014	0.83%
Year Ended August 30, 2013	0.74%
Year Ended August 31, 2012	0.71%
Period Ended August 31, 2011	0.61%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 27, 2015	$2,045,337,323	$1,887,688,722
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Period Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

63 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS February 27, 20151 Unaudited

1. Organization

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s consolidated financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

64 OPPENHEIMER CAPITAL INCOME FUND

2. Significant Accounting Policies (Continued)

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund Cayman Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETF’s”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At February 27, 2015, the Fund owned 9,632 shares with net assets of $23,399,163.

Other financial information at February 27, 2015:
Total market value of investments	$19,282,560
Net assets	$23,399,163
Net income (loss)	$(89,266)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$(745,301)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

65 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

66 OPPENHEIMER CAPITAL INCOME FUND

2. Significant Accounting Policies (Continued)

During the fiscal year ended August 29, 2014, the Fund utilized $57,614,761 capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $70,848 which were deferred. Details of the fiscal year ended August 29, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$438,676,020

As of February 27, 2015, it is estimated that the capital loss carryforwards would be $349,626,976 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended February 27, 2015, it is estimated that the Fund will utilize $89,049,044 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 27, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,881,129,084
Federal tax cost of other investments	212,278,534

Total federal tax cost	$3,093,407,618

Gross unrealized appreciation	$197,020,529
Gross unrealized depreciation	(74,536,573)

Net unrealized appreciation	$122,483,956

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

67 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

68 OPPENHEIMER CAPITAL INCOME FUND

3. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized

69 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of February 27, 2015 based on valuation input level:

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$91,195,487	$—	$—	$91,195,487
Consumer Staples	40,679,017	—	—	40,679,017
Energy	53,651,781	3,877,463	—	57,529,244
Financials	136,732,370	—	—	136,732,370
Health Care	118,435,207	18,370,835	—	136,806,042
Industrials	119,233,421	—	—	119,233,421
Information Technology	82,798,677	8,282,031	—	91,080,708
Materials	32,417,378	—	—	32,417,378
Telecommunication Services	42,274,549	—	—	42,274,549
Utilities	64,618,466	—	—	64,618,466
Preferred Stocks	—	6,692,130	—	6,692,130
Asset-Backed Securities	—	280,186,399	17,017,239	297,203,638
Mortgage-Backed Obligations	—	562,307,374	—	562,307,374
U.S. Government Obligations	—	7,399,622	—	7,399,622
Non-Convertible Corporate Bonds and Notes	—	526,526,094	—	526,526,094
Convertible Corporate Bonds and Notes	—	21,902,890	—	21,902,890
Corporate Loans	—	105,729,716	—	105,729,716
Exchange-Traded Options
Purchased	698,700	—	—	698,700
Over-the-Counter Interest Rate
Swaptions Purchased	—	2,715,505	—	2,715,505
Investment Companies	391,329,364	269,162,645	—	660,492,009

Total Investments, at Value	1,174,064,417	1,813,152,704	17,017,239	3,004,234,360
Other Financial Instruments:
Swaps, at value	—	1,430,767	—	1,430,767
Centrally cleared swaps, at value	—	533,836	—	533,836
Futures contracts	236,112	—	—	236,112
Foreign currency exchange contracts	—	1,339,422	—	1,339,422

Total Assets	$1,174,300,529	$1,816,456,729	$17,017,239	$3,007,774,497

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(50,194)	$—	$(50,194)
Centrally cleared swaps, at value	—	(2,300,281)	—	(2,300,281)
Futures contracts	(851,633)	—	—	(851,633)

Total Liabilities	$(851,633)	$(2,350,475)	$—	$(3,202,108)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Asset-Backed Securities	$(17,949,268)	$17,949,268

Total Assets	$(17,949,268)	$17,949,268

*Transferred from Level 2 to Level 3 because of the lack of observable market data.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

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4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of February 27, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$384,391,028
Sold securities	41,646,797

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

At the six months ended February 27, 2015, the Fund pledged $432,016 of collateral to the counterparty for forward roll transactions.

Restricted Securities. As of February 27, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended February 27, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $2,672,418 and $43,684,130, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the six months ended February 27, 2015, the Fund had an ending monthly average market value of $65,498,898 and $152,218,201 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended February 27, 2015, the Fund had an ending monthly average market value of $1,683,588 on purchased call options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of February 27, 2015, the Fund had no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the six months ended February 27, 2015, the Fund had ending monthly average notional amounts of $50,824,628 and $25,000,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

For the six months ended February 27, 2015, the Fund had ending monthly average notional amount of $12,435,027 total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the six months ended February 27, 2015, the Fund had an ending monthly average market value of $2,978,905 on purchased swaptions.

As of February 27, 2015, the Fund had no outstanding written swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of February 27, 2015, the Fund has required certain counterparties to post collateral of $4,682,548.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at February 27, 2015:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$658,564	$(50,194)	$(424,925)	$—	$183,445
Goldman Sachs Group, Inc. (The)	1,994,636	—	(1,782,721)	—	211,915
JPMorgan Chase Bank NA	2,657,918	—	(2,184,721)	—	473,197
Morgan Stanley Capital Services, Inc.	174,576	—	(174,576)	—	—

	$5,485,694	$(50,194)	$(4,566,943)	$—	$868,557

* OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at February 27, 2015:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(50,194)	$50,194	$—	$—	$—

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of February 27, 2015:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not
Accounted for as	Consolidated Statement		Consolidated Statement
Hedging	of Assets and Liabilities		of Assets and Liabilities
Instruments	Location	Value	Location	Value

Credit contracts	Swaps, at value	$1,082,082	Swaps, at value	$50,194
Equity contracts	Swaps, at value	348,685
Credit contracts	Centrally cleared swaps, at value	533,836	Centrally cleared swaps, at value	2,300,281
Interest rate contracts	Variation margin receivable	113,169*	Variation margin payable	137,696*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	1,339,422
Interest rate contracts	Investments, at value	3,414,205**

Total		$6,831,399		$2,488,171

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investment	Closing and
Derivatives Not	from	expiration of	Foreign
Accounted for as	unaffiliated	futures	currency
Hedging Instruments	companies	contracts	transactions	Swap contracts	Total

Credit contracts	$(478,671)	$—	$—	$182,998	$(295,673)
Equity contracts	210,561	(1,469,539)	—	2,551,122	1,292,144
Foreign exchange contracts	—	—	8,184,015	—	8,184,015
Interest rate contracts	21,043	3,562,802	—	—	3,583,845

Total	$(247,067)	$2,093,263	$8,184,015	$2,734,120	$12,764,331

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not			Translation of assets
Accounted for as			and liabilities
Hedging		Futures	denominated in
Instruments	Investments*	contracts	foreign currencies	Swap contracts	Total

Credit contracts	$395,427	$—	$—	$1,629,003	$2,024,430
Equity contracts	—	—	—	(567,847)	(567,847)
Foreign exchange contracts	—	—	1,004,037	—	1,004,037
Interest rate contracts	(3,293,475)	(1,373,408)	—	—	(4,666,883)

Total	$(2,898,048)	$(1,373,408)	$1,004,037	$1,061,156	$(2,206,263)

*Includes purchased option contracts and purchased swaption contracts, if any.

84 OPPENHEIMER CAPITAL INCOME FUND

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 27, 2015		Year Ended August 29, 2014[1]
	Shares	Amount	Shares	Amount

Class A
Sold	18,760,971	$185,072,589	30,612,663	$297,503,045
Dividends and/or distributions reinvested	3,059,285	30,183,280	4,998,073	48,245,642
Redeemed	(14,162,857)	(139,676,042)	(25,973,757)	(252,006,375)

Net increase	7,657,399	$75,579,827	9,636,979	$93,742,312

Class B
Sold	187,299	$1,809,279	493,290	$4,690,506
Dividends and/or distributions reinvested	40,002	386,194	77,285	729,934
Redeemed	(563,340)	(5,439,792)	(1,320,532)	(12,496,365)

Net decrease	(336,039)	$(3,244,319)	(749,957)	$(7,075,925)

Class C
Sold	11,868,257	$113,641,764	13,863,707	$131,347,607
Dividends and/or distributions reinvested	480,499	4,597,917	529,432	4,973,417
Redeemed	(3,220,705)	(30,807,010)	(4,240,827)	(39,991,637)

Net increase	9,128,051	$87,432,671	10,152,312	$96,329,387

Class I
Sold	351,826	$3,469,509	1,203,751	$11,790,222
Dividends and/or distributions reinvested	25,061	246,877	13,863	136,337
Redeemed	(162,370)	(1,592,582)	(131,771)	(1,286,083)

Net increase	214,517	$2,123,804	1,085,843	$10,640,476

Class R2
Sold	589,003	$5,734,089	672,917	$6,462,401
Dividends and/or distributions reinvested	40,617	395,532	64,032	610,875
Redeemed	(348,627)	(3,401,870)	(523,132)	(5,032,720)

Net increase	280,993	$2,727,751	213,817	$2,040,556

Class Y
Sold	20,227,253	$199,286,330	22,294,789	$218,353,652
Dividends and/or distributions reinvested	498,838	4,912,406	363,289	3,511,939
Redeemed	(6,305,023)	(62,237,587)	(6,122,066)	(59,483,147)

Net increase	14,421,068	$141,961,149	16,536,012	$162,382,444

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

1. For the year ended August 29, 2014, for Class A, Class B, Class C, Class R and Class Y shares, and for the period from December 27, 2013 (inception of offering) to August 29, 2014, for Class I shares.

2. Effective July 1, 2014, Class N shares were renamed Class R.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended February 27, 2015 were as follows:

	Purchases	Sales

Investment securities	$1,103,052,877	$938,603,986
U.S. government and government agency obligations	120,788,276	160,489,680
To Be Announced (TBA) mortgage-related securities	2,045,337,323	1,887,688,722

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s management fee for the six months ended February 27, 2015 was 0.54% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these

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8. Fees and Other Transactions with Affiliates (Continued)

services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the

87 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

February 27, 2015	$404,567	$8,957	$12,197	$34,598	$2,416

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the six months ended February 27, 2015, the Manager waived $79,910.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF, Oppenheimer Ultra-Short Duration Fund and the Master Fund. During the six months ended February 27, 2015, the Manager waived fees and/or reimbursed the Fund $616,172 for management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to

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9. Pending Litigation (Continued)

represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER CAPITAL INCOME FUND

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

Michelle Borré, Vice President

Krishna Memani, Vice President

William F. Glavin, Jr., Trustee

Arthur P. Steinmetz, President and Principal Executive Officer

Arthur S. Gabinet, Secretary and Chief Legal Officer

Jennifer Sexton, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

91 OPPENHEIMER CAPITAL INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

92 OPPENHEIMER CAPITAL INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hour access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hour automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0300.001.0215      April 22, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/27/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	4/10/2015